As filed with the Securities and Exchange Commission on July 5, 2023
Securities Act File No. 033‑52742
Investment Company Act File No. 811‑07238
FORM N-1A
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre‑Effective Amendment No.	☐

Post-Effective Amendment No. 131	☒

and/or REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 132	☒
SUNAMERICA SERIES TRUST
(Exact Name of Registrant as Specified in Charter)
21650 Oxnard Street, 10th Floor
Woodland Hills, California 91367
(Address of Principal Executive Offices) (Zip Code)
(800‑858‑8850)
(Registrant’s Telephone Number, including area code)
Kathleen D. Fuentes, Esq.
SunAmerica Asset Management, LLC
30 Hudson Street, 16th Floor
Jersey City, New Jersey 07302
(Name and Address for Agent for Service)
Copy to:
Trina Sandoval, Esq.
Corebridge Life & Retirement
21650 Oxnard Street, 10th Floor
Woodland Hills, California 91367
Margery K. Neale, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):
☒ Immediately upon filing pursuant to paragraph (b)
☐ on (date), pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date), pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date), pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of beneficial interest, no par value.
This filing relates solely to SA JPMorgan Large Cap Core Portfolio (formerly, SA Invesco Main Street Large Cap Portfolio).

PROSPECTUS
July 5, 2023
SUNAMERICA SERIES TRUST
(Class 1, Class 2 and Class 3 Shares)
SA JPMorgan Large Cap Core Portfolio (formerly, SA Invesco Main Street Large Cap Portfolio)
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

i

PORTFOLIO SUMMARY: SA JPMORGAN LARGE CAP CORE PORTFOLIO (FORMERLY, SA INVESCO MAIN STREET LARGE CAP PORTFOLIO)

Investment Goal

The Portfolio’s investment goal is long term capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.73%	0.73%	0.73%
Service (12b‑1) Fees	None	0.15%	0.25%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements	0.78%	0.93%	1.03%
Fee Waivers and/or Expense Reimbursements[1]	0.07%	0.07%	0.07%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.71%	0.86%	0.96%

[1]
Pursuant to an Advisory Fee Waiver Agreement, effective through April 30, 2025, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive a portion of its advisory fee on an annual basis with respect to the Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica is equal to 0.73% of the Portfolio’s average daily net assets on the first $50 million, 0.68% of the Portfolio’s average daily net assets on the next $200 million and 0.63% of the Portfolio’s average daily net assets over $250 million. SunAmerica may not recoup any advisory fees waived with respect to the Portfolio pursuant to the Advisory Fee Waiver Agreement. This agreement may be modified or discontinued prior to April 30, 2025 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$73	$242	$426	$960
Class 2	$88	$289	$508	$1,137
Class 3	$98	$321	$562	$1,253
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 62% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in large capitalization companies. Large capitalization companies are those with market capitalizations similar to companies in the Russell 1000® Index (the “Index”). As of February 28, 2023, the median market capitalization of a company in the Index was approximately $12.653 billion and the dollar-weighted average market capitalization of the companies in the Index was approximately $421.385 billion. The Portfolio intends to invest in equity investments selected for their potential to achieve capital appreciation over the long-term. The Portfolio generally invests in common stocks of U.S. companies and may invest in companies of any market capitalization range.
The Portfolio focuses on those equity securities that it considers attractively valued and seeks to outperform its benchmark through superior stock selection. By emphasizing attractively valued equity securities, the Portfolio seeks to

PORTFOLIO SUMMARY: SA JPMORGAN LARGE CAP CORE PORTFOLIO
(FORMERLY, SA INVESCO MAIN STREET LARGE CAP PORTFOLIO)

produce returns that exceed those of its benchmark. The Portfolio may also invest in equity securities that the subadviser believes have above-average growth potential.
In managing the Portfolio, the subadviser employs a three-step process that combines research, valuation and stock selection. The subadviser takes an in‑depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the subadviser to rank the companies in each sector group according to their relative value. As part of its investment process, the subadviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Portfolio invests. The subadviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the Portfolio for reasons other than material ESG factors while the Portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors.
On behalf of the Portfolio, the subadviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the subadviser buys equity securities that are identified as attractively valued and considers selling them when they appear to be overvalued. Along with attractive valuation, the subadviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price;
•	high potential reward compared to potential risk; and
•	temporary mispricings caused by apparent market over-reactions.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day‑to‑day and may decline significantly.
Large‑Cap Companies Risk. Large‑cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Mid‑Cap Companies Risk. Securities of mid‑cap companies are usually more volatile and entail greater risks than securities of large companies.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Growth Stock Risk. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or more sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting sectors or industries than if the Portfolio always maintained wide diversity among the sectors and industries in which it invests.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
The coronavirus (COVID‑19) pandemic and the related governmental and public responses have had and may continue to have an impact on the Portfolio’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in

PORTFOLIO SUMMARY: SA JPMORGAN LARGE CAP CORE PORTFOLIO
(FORMERLY, SA INVESCO MAIN STREET LARGE CAP PORTFOLIO)

certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Portfolio invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
ESG Investment Risk. The Portfolio’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index and the Russell 1000® Index. Effective July 5, 2023, the S&P 500® Index replaced the Russell 1000® Index as the performance benchmark against which the Portfolio measures its performance. Portfolio management believes that the S&P 500® Index is more representative of the securities in which the Portfolio invests. The Portfolio’s returns prior to July 5, 2023, as reflected in the bar chart and table, are the returns of the Portfolio when it followed different investment strategies under the name “SA Invesco Main Street Large Cap Portfolio.” Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective July 5, 2023, J.P. Morgan Investment Management, Inc. (“JPMorgan”) assumed subadvisory duties of the Portfolio. From May 24, 2019 to July 4, 2023, Invesco Advisers, Inc. (“Invesco”) served as subadviser. Prior to May 24, 2019, OppenheimerFunds, Inc., which was acquired by Invesco, served as subadviser of the Portfolio.
(Class 1 Shares)

During the period shown in the bar chart:

Highest Quarterly Return:	June 30, 2020	18.12%
Lowest Quarterly Return:	March 31, 2020	-20.48%
Year to Date Most Recent Quarter:	June 30, 2023	17.43%
Average Annual Total Returns (For the periods ended December 31, 2022)

	1 Year	5 Years	10 Years
Class 1 Shares	-20.19%	7.04%	10.59%
Class 2 Shares	-20.27%	6.90%	10.43%
Class 3 Shares	-20.39%	6.78%	10.32%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	-19.13%	9.13%	12.37%

PORTFOLIO SUMMARY: SA JPMORGAN LARGE CAP CORE PORTFOLIO
(FORMERLY, SA INVESCO MAIN STREET LARGE CAP PORTFOLIO)

Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by JPMorgan.
Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since
Scott Davis Managing Director and Portfolio Manager	2023
Shilpee Raina Executive Director and Portfolio Manager	2023
David Small Managing Director and Portfolio Manager	2023
Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies and by other portfolios of the Trust and Seasons Series Trust. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of Portfolio shares.
Tax Information

The Portfolio will not be subject to U.S. federal income tax so long as it qualifies as a regulated investment company and distributes its income and gains each year to its shareholders. However, contract holders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contract holders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Variable Contracts and to other portfolios of the Trust and Seasons Series Trust. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES AND INVESTMENT RISKS

The Portfolio’s investment objective, principal investment strategies and principal risks are summarized in the Portfolio Summary and a full description of each is included below. In addition, the Portfolio may from time‑to‑time invest in other securities and use other investment techniques, as detailed below. The risks of these non‑principal securities and other investment techniques are included in the section “Glossary” below. In addition to the securities and investment techniques described in this Prospectus, there are other securities and investment techniques in which the Portfolio may invest in limited instances. These other securities and investment techniques are listed in the relevant Statement of Additional Information of SunAmerica Series Trust (the “Trust”), which you may obtain free of charge (see back cover).
From time to time, the Portfolio may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on the Portfolio’s investments in money market securities for temporary defensive purposes. If the Portfolio takes such a temporary defensive position, it may not achieve its investment goal.
Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Portfolio through one of the Variable Contracts. Percentage limitations may be calculated based on the Portfolio’s total or net assets. “Total assets” means net assets plus liabilities (e.g., borrowings). References to “net assets” in the Portfolio Summary take into account any borrowings for investment purposes by the Portfolio. If not specified as net assets, the percentage is calculated based on total assets.
The principal investment goal and strategies for the Portfolio are non‑fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. Shareholders will be given at least 60 days’ written notice in advance of any change to the Portfolio’s investment goal or to its investment strategy that requires 80% of its net assets to be invested in certain securities.
SA JPMorgan Large Cap Core Portfolio. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in large capitalization companies. Large capitalization companies are those with market capitalizations similar to companies in the Russell 1000® Index (the “Index”). As of February 28, 2023, the median market capitalization of a company in the Index was approximately $12.653 billion and the dollar-weighted average market capitalization of the companies in the Index was approximately $421.385 billion. The Portfolio intends to invest in equity investments selected for their potential to achieve capital appreciation over the long-term. The Portfolio generally invests in common stocks of U.S. companies and may invest in companies of any market capitalization range.
The Portfolio focuses on those equity securities that it considers attractively valued and seeks to outperform its benchmark through superior stock selection. By emphasizing attractively valued equity securities, the Portfolio seeks to produce returns that exceed those of its benchmark. The Portfolio may also invest in equity securities that the subadviser believes have above-average growth potential.
In managing the Portfolio, the subadviser employs a three-step process that combines research, valuation and stock selection. The subadviser takes an in‑depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the subadviser to rank the companies in each sector group according to their relative value. The subadviser also integrates financially material environmental, social and governance (ESG) factors as part of the Portfolio’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the subadviser seeks to assess the impact of ESG factors on many issuers in the universe in which the Portfolio invests. The subadviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Portfolio while the Portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Portfolio’s investment objective, exclude specific types of industries or companies or limit the Portfolio’s investable universe. The Portfolio is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
On behalf of the Portfolio, the subadviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the subadviser buys equity securities that are identified as attractively valued and considers selling them when they appear to be overvalued. Along with attractive valuation, the subadviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price;
•	high potential reward compared to potential risk; and
•	temporary mispricings caused by apparent market over-reactions.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES AND INVESTMENT RISKS

In addition, the Portfolio may make short-term investments and may invest in derivatives, including futures, depositary receipts, registered investment companies (including exchange-traded funds (“ETFs”)), master limited partnerships (“MLPs”), money market instruments, restricted securities and illiquid investments. The Portfolio may invest up to 20% of its assets in foreign investments. Additional risks that the Portfolio may be subject to are as follows:

•	Counterparty Risk
•	Cybersecurity Risk
•	Derivatives Risk
•	Depositary Receipts Risk
•	Foreign Investment Risk
•	Hedging Risk
•	Illiquidity Risk
•	Investment Company Risk
•	Master Limited Partnership Risk
•	Unseasoned Companies Risk

GLOSSARY

Risk Terminology

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or only a few sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single or those few sectors or industries than if the Portfolio always maintained wide diversity among the sectors and industries in which it invests.
Cybersecurity Risk. Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Portfolio, SunAmerica, a subadviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which the Portfolio invests, and thereby cause the Portfolio’s investments to lose value.
Depositary Receipts Risk. Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. EDRs (issued in Europe) and GDRs (issued throughout the world) each evidence a similar ownership arrangement. ADRs in which the Portfolio may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs. Depositary receipts, such as ADRs and other depositary receipts, including GDRs, EDRs, are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (e.g., stock options, futures, caps, floors, etc.). Futures and options are traded on different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative instruments, such as structured notes, may be part of a public offering. To the extent a derivative is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate risk. The primary risks associated with the Portfolio’s use of derivatives are market risk and counterparty risk.
Credit Risk. The use of many derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if the subadviser does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

GLOSSARY

Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment, by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Illiquidity Risk. Illiquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Lack of Availability Risk. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the subadviser may wish to retain the Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. Pursuant to Rule 18f‑4 under the 1940 Act, the Portfolio must either use derivatives in a limited manner or comply with an outer limit on the amount of leverage-related risk that the Portfolio may obtain based on value‑at‑risk, among other things.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analysis that in many cases are different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio’s interest. If the subadviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.
Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to track. For example, a swap agreement on an ETF may not correlate perfectly with the index upon which the ETF is based because the Portfolio’s return is net of fees and expenses.
Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.

GLOSSARY

Regulatory Risk. Derivative contracts, including, without limitation, futures, swaps and currency forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non‑U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Portfolio and may be required by applicable regulations to collect initial margin from the Portfolio. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than money market funds) may not be posted as collateral under these regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, along with additional regulations under the Dodd-Frank Act regarding clearing and mandatory trading and trade reporting of derivatives, generally have increased the costs of trading in these instruments and, as a result, may affect returns to investors in the Portfolio.
Tax Risk. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the amount of taxable distributions, and of ordinary income distributions in particular. The Portfolio’s use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Portfolio’s taxable income or gains and distributions to shareholders.
Equity Securities Risk. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.
Stocks are one type of equity security. Generally, there are three types of stocks:
•	Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.
•	Preferred stock — Each share of preferred stock usually allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.
•	Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock
Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, EDRs and GDRs.
Equity securities are subject to the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day‑to‑day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, the performance of different types of equity securities may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which the prices of “growth” stocks in general have fallen, or vice versa.
ESG Investment Risk. The Portfolio’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time.
Foreign Investment Risk. Foreign investments are investments of issuers that are economically tied to a non‑U.S. country. Except as otherwise described in the Portfolio’s

GLOSSARY

principal investment strategies or as determined by the Portfolio’s subadviser, the Portfolio will deem an issuer to be economically tied to a non‑U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency. Foreign Investments include, but are not limited to, securities issued by foreign governments or their agencies and instrumentalities, foreign corporate and government bonds, foreign equity securities, securities issued by foreign investment companies and passive foreign investment companies, and ADRs or other similar securities that represent interests in foreign equity securities, such as EDRs and GDRs. The Portfolio’s investments in foreign securities may also include securities from emerging market issuers.
Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened for emerging markets issuers. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The Portfolio may also be subject to the following risks:
Foreign Currency Risk. Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns. Portfolios buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases, they will experience a loss. The Portfolio may also buy foreign currencies to pay for foreign securities bought for the Portfolio or for hedging purposes. Because the Portfolio’s foreign investments are generally held in foreign currencies, the Portfolio could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
The Portfolio may not fully benefit from or may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the
Portfolio’s holdings. The Portfolio’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non‑U.S. dollar-denominated securities.
In addition, currency management strategies, to the extent that they reduce the Portfolio’s exposure to currency risks, may also reduce the Portfolio’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Illiquidity Risk. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non‑investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions. Derivatives may also be subject to illiquidity risk.
Investment Company Risk. Registered investment companies are investments by the Portfolio in other investment companies, including ETFs, which are registered

GLOSSARY

in accordance with the federal securities laws. The risks of the Portfolio owning other investment companies, including ETFs, generally reflect the risks of owning the underlying securities they are designed to track. Disruptions in the markets for the securities underlying the other investment companies purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have management fees that increase their costs versus owning the underlying securities directly. See also “ETF Risk.”
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Unseasoned Companies Risk. Unseasoned companies are companies that have operated (together with their predecessors) less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with established operating records.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Fundamental Analysis is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors. The factors that the adviser or subadviser may examine include a company’s financial condition (e.g., balance sheet strength, cash flow and profitability trends), earnings outlook, strategy, management, and overall economic and market conditions.
Growth Stock Risk. A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand. Growth stocks can be volatile for several reasons. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Value Investing Risk. A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category. The subadviser’s judgment, or sub‑subadviser’s methodology indication, as applicable, that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, SunAmerica’s or the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
The coronavirus (COVID‑19) pandemic and the related governmental and public responses have had and may continue to have an impact on the Portfolio’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Portfolio invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

GLOSSARY

Market Capitalization Risk. Companies are determined to be large‑cap companies, mid‑cap companies, or small‑cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolio and the indices described below change over time. The Portfolio determines relative market capitalizations using U.S. standards. Accordingly, the Portfolio’s non‑U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States. The Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range.
Large‑Cap Companies Risk. Large‑cap companies tend to go in and out of favor based on market and economic conditions. Large‑cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Mid‑Cap Companies Risk. The risk that mid‑cap companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times. Investing in mid‑cap companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. Securities of mid‑cap companies are also subject to the risks of small‑cap companies, to a lesser extent.
Master Limited Partnerships (“MLPs”) Risk. MLPs are companies in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (including the Portfolio if it invests in a MLP) are not involved in the day‑to‑day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The value of MLPs fluctuate based on prevailing market conditions and the success of the MLP. In addition, unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.
About the Indices

Unlike mutual funds, the indices do not incur expenses. If expenses were deducted, the actual returns of the indices would be lower.
The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 93% of the total market capitalization of the Russell 3000® Index.
The S&P 500® Index tracks the common stock performance of 500 large-capitalization companies publicly traded in the United States. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. The constituents for the growth and value segments are drawn from the S&P 500® Index. A stock can be in both the growth and value segments.

MANAGEMENT

Information about the Investment Adviser and Manager

SunAmerica serves as investment adviser and manager for all the portfolios of the Trust. SunAmerica selects the subadvisers for the portfolios, manages the investments for certain portfolios, oversees the subadvisers’ management of certain portfolios, provides various administrative services and supervises the daily business affairs of each portfolio. SunAmerica is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $71.14 billion as of January 31, 2023. SunAmerica is an indirect, wholly-owned subsidiary of Corebridge Financial, Inc. (“Corebridge”), which is a majority-owned subsidiary of American International Group, Inc. (“AIG”), a U.S.-based international insurance organization, and is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.
AIG, the parent of Corebridge, has announced its intention to sell all of its interest in Corebridge over time (such divestment, the “Separation Plan”). On September 19, 2022, AIG sold a portion of its interest in Corebridge in an initial public offering of Corebridge common stock, following which AIG’s interest in Corebridge was approximately 78%. While AIG and Corebridge believe that Corebridge’s initial public offering did not result in a transfer of a controlling block of outstanding voting securities of SunAmerica or Corebridge (“a Change of Control Event”), it is anticipated that one or more of the transactions contemplated by the Separation Plan will ultimately be deemed a Change of Control Event resulting in the assignment and automatic termination of the current investment advisory and management agreement. To ensure that SunAmerica may continue to provide advisory services to the Portfolio without interruption, at a meeting held on October 13, 2022, the Board approved a new investment advisory and management agreement with SunAmerica, in connection with the Separation Plan. The Board also agreed to call and hold a joint meeting of shareholders on January 19, 2023, for shareholders of the Portfolio to (1) approve the new investment advisory and management agreement with SunAmerica that would be effective after the first Change of Control Event, and (2) approve any future investment advisory and management agreements approved by the Board and that have terms not materially different from the then-current agreement, in the event there are subsequent Change of Control Events arising from completion of the Separation Plan that terminate the investment advisory and management agreement after the first Change of Control Event. Approval of a future investment advisory and management agreement means that shareholders may not have another opportunity to vote on a new agreement with SunAmerica even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940
Act) of SunAmerica. At the January 19, 2023 meeting, shareholders of the Portfolio approved the new and future investment advisory and management agreements.
SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into subadvisory agreements relating to the Portfolio with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing portfolios, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Portfolio to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no‑action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolio’s shareholders have approved the Portfolio’s reliance on the no‑action relief. SunAmerica will determine if and when the Portfolio should rely on the no‑action relief.
SunAmerica may terminate any subadvisory agreement with a subadviser without shareholder approval.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement for the Portfolio is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2023. In addition to serving as investment adviser and manager of the Trust, SunAmerica serves as adviser, manager and/or administrator for the series of each of Seasons Series Trust and VALIC Company I.
Management Fee. For the fiscal year ended January 31, 2023, the Portfolio paid SunAmerica a fee, before any advisory fee waivers, equal to 0.73% of average daily net assets.
Commission Recapture Program. Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio’s “Other Expenses” have been reduced. The “Other Expenses” shown in the Portfolio’s Annual Portfolio Operating Expenses table in the Portfolio Summary do not take into account this expense reduction and are, therefore, higher than the actual expenses of the Portfolio. The Portfolio participated in the commission recapture program for the period ended January 31, 2023.

MANAGEMENT

Information about the Subadviser

The investment manager(s) and/or management team(s) that have primary responsibility for the day‑to‑day management of the Portfolio are set forth herein. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of the Portfolio and no team member is limited in his/her role with respect to the management team.
SunAmerica compensates the subadviser out of the advisory fees that it receives from the Portfolio. SunAmerica may terminate any agreement with the subadviser without shareholder approval.
A discussion regarding the basis for the Board’s approval of the subadvisory agreement for the Portfolio will be available in the Trust’s Semi-Annual Report to shareholders for the period ending July 31, 2023.
The Statement of Additional Information provides information regarding the portfolio managers listed in this Prospectus, including other accounts they manage, their ownership interest in the Portfolio, and the structure and method used by the adviser/subadviser to determine their compensation.
J.P. Morgan Investment Management Inc. (JPMorgan) is a Delaware corporation and is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. JPMorgan is located at 383 Madison Avenue, New York, NY 10179. JPMorgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2022, JPMorgan together with its affiliated companies had approximately $2.36 trillion in assets under management.
The Portfolio is managed by Scott Davis, David Small and Shilpee Raina.
Mr. Davis has been an employee since 2006 and has been a portfolio manager since 2013. Previously, he was an analyst in the U.S. Equity Research Group. Mr. Small, an employee since 2005 and a portfolio manager since 2016, was the Associate Director of U.S. Equity Research from July 2015 to July 2016 and is currently the Head of U.S. Equity Research. In addition, Mr. Small previously was the insurance analyst on the Fundamental Research Team from 2008 to 2016. Ms. Raina is a portfolio manager on the Large Cap Core Equity Strategy within the US Equity Group. An employee since 2005, Ms. Raina was previously a research analyst on the JPMorgan Equity Income and U.S. Value Funds, concentrating on the consumer sectors.
Information about the Distributor

AIG Capital Services, Inc. (the “Distributor”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement with respect to the Portfolio, none of which are reimbursed by or paid for by the Portfolio. The Distributor is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.
Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets. VALIC Retirement Services Company is the Trust’s Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

ACCOUNT INFORMATION

Shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SunAmerica, the Trust’s investment adviser and manager. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies, certain portfolios of the Trust and certain series of Seasons Series Trust. If you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all three classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all portfolios are available to all contract owners.
You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolio available to you in the prospectus that offers the Variable Contracts.
The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.
Service (12b‑1) Plan

Class 2 and Class 3 shares of the Portfolio are subject to a Rule 12b‑1 Plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract owners who are the indirect beneficial owners of the Portfolio’s Class 2 or Class 3 shares. Because these fees are paid out of the Portfolio’s Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for the Portfolio and each class is determined each business day at the close of regular trading on the New York Stock
Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for the Portfolio’s class of shares also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. The value of the investments held by the Portfolio are determined by SunAmerica, as the “valuation designee”, pursuant to its valuation procedures. The Board of Trustees oversees the valuation designee and at least annually reviews its valuation policies and procedures.
Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued by the valuation designee at fair value in accordance with valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Investments in registered investment companies that do not trade on an exchange are valued at the end of the day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security principally traded. The prospectus for any such open‑end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.
As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, the Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of a security. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the valuation designee determines that closing prices do not reflect the fair value of the securities, the valuation designee will adjust the previous closing prices in accordance with pricing procedures

ACCOUNT INFORMATION

to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE.
The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 2 or Class 3 shares will generally be lower than the NAV of the Class 1 shares of the Portfolio.
The Portfolio may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of the Portfolio’s securities may change on days when the Trust is not open for purchases or redemptions.
Buy and sell prices. The Separate Accounts, certain portfolios of the Trust and certain series of Seasons Series Trust buy and sell shares of the Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b‑1 plan.
Execution of requests. The Trust is open on those days when the NYSE is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received and is in good order by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.
Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment for more than seven days in the following unusual circumstances:
•	during any period in which the NYSE is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is deemed to be restricted;
•	during any period in which an emergency exists, as a result of which (i) it is not reasonably practicable for the Portfolio to dispose of securities owned by it or (ii) it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or
•	during such other periods as the SEC may by order permit to protect Portfolio shareholders.
The SEC will determine the conditions under which trading shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.
Your redemption proceeds typically will be sent within three business days after your request is submitted, but in any event, within seven days. Under normal circumstances, the Trust expects to meet redemption requests by using cash or cash equivalents in the Portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, the Portfolio may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit.
Frequent Purchases and Redemptions of Shares

The Portfolio, which is offered only through Variable Contracts, is intended for long-term investment and not as a frequent short-term trading (“market timing”) vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolio.
The Board has adopted policies and procedures with respect to market timing activity as discussed below.
The Trust believes that market timing activity is not in the best interest of the Portfolio’s performance or its participants. Market timing can disrupt the ability of SunAmerica or the subadviser to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolio. In addition, market timing may increase the Portfolio’s expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.
Although shares of the Portfolio may be held by other portfolios of the Trust and Seasons Series Trust, they are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolio must rely on the Separate Accounts to both monitor market timing within the Portfolio and attempt to prevent it through its own policies and procedures.
The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder

ACCOUNT INFORMATION

identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures.
There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolio. Such rejections or refusals will be applied uniformly without exception.
Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the Separate Accounts may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolio and any fees that may apply.
Payments in Connection with Distribution

Certain life insurance companies affiliated with SunAmerica receive revenue sharing payments from SunAmerica and certain subadvisers in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolio, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b‑1 (service) fees that are deducted directly from the assets of the Portfolio or from investment management fees received by SunAmerica or the subadviser.
Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolio’s securities are described in the Statement of Additional Information.
Dividend Policies and Taxes

Distributions. The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net investment income and net realized gains, if any, are paid annually for the Portfolio.
Distribution Reinvestments. The dividends and distributions, if any, will be reinvested automatically in additional shares of the Portfolio on which they were paid. The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.
Taxability of the Portfolio. The Portfolio intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.
If the Portfolio receives dividend income from U.S. sources, it will annually report certain amounts of their dividends paid as eligible for the dividends-received deduction. If the Portfolio incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolio. The benefits to the life insurance companies will not be passed to you or the Portfolio.
The Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If the Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Variable Contracts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for U.S. federal income tax purposes, and income and gains earned inside the Variable Contracts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified and otherwise compliant in the future.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table for the Portfolio is intended to help you understand the Portfolio’s financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request. Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Portfolio. Total returns for periods of less than one year are not annualized.

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expense to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover
SA JPMorgan Large Cap Core Portfolio — Class 1
01/31/19	$23.67	$0.27	$(1.17)	$(0.90)	$(0.26)	$—	$(1.41)	$(1.67)	$21.10	(4.03)%	$305,771	0.78%		1.08%		65%
01/31/20	21.10	0.23	4.12	4.35	(0.29)	—	(2.60)	(2.89)	22.56	21.35	323,843	0.79		1.00		39
01/31/21	22.56	0.19	2.72	2.91	(0.25)	—	(1.61)	(1.86)	23.61	13.19	345,113	0.76	(1)(2)	0.88	(1)(2)	52
01/31/22	23.61	0.15	4.75	4.90	(0.18)	—	(1.24)	(1.42)	27.09	20.40	393,771	0.71	(1)(2)	0.55	(1)(2)	52
01/31/23	27.09	0.15	(3.51)	(3.36)	(0.24)	—	(5.56)	(5.80)	17.93	(10.40)	301,022	0.73	(1)(2)	0.66	(1)(2)	62

SA JPMorgan Large Cap Core Portfolio — Class 2
01/31/19	23.66	0.23	(1.17)	(0.94)	(0.22)	—	(1.41)	(1.63)	21.09	(4.21)	3,732	0.93		0.93		65
01/31/20	21.09	0.20	4.12	4.32	(0.25)	—	(2.60)	(2.85)	22.56	21.20	3,507	0.94		0.87		39
01/31/21	22.56	0.16	2.71	2.87	(0.21)	—	(1.61)	(1.82)	23.61	13.02	3,673	0.91	(1)(2)	0.74	(1)(2)	52
01/31/22	23.61	0.11	4.74	4.85	(0.14)	—	(1.24)	(1.38)	27.08	20.20	3,636	0.86	(1)(2)	0.41	(1)(2)	52
01/31/23	27.08	0.11	(3.49)	(3.38)	(0.20)	—	(5.56)	(5.76)	17.94	(10.52)	3,010	0.88	(1)(2)	0.51	(1)(2)	62

SA JPMorgan Large Cap Core Portfolio — Class 3
01/31/19	23.56	0.21	(1.16)	(0.95)	(0.20)	—	(1.41)	(1.61)	21.00	(4.26)	94,762	1.03		0.83		65
01/31/20	21.00	0.17	4.10	4.27	(0.23)	—	(2.60)	(2.83)	22.44	21.05	101,676	1.04		0.76		39
01/31/21	22.44	0.14	2.69	2.83	(0.19)	—	(1.61)	(1.80)	23.47	12.90	108,689	1.01	(1)(2)	0.63	(1)(2)	52
01/31/22	23.47	0.08	4.72	4.80	(0.12)	—	(1.24)	(1.36)	26.91	20.11	118,427	0.96	(1)(2)	0.31	(1)(2)	52
01/31/23	26.91	0.09	(3.48)	(3.39)	(0.17)	—	(5.56)	(5.73)	17.79	(10.61)	104,992	0.98	(1)(2)	0.40	(1)(2)	62

*	Calculated based upon average shares outstanding.
**
Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Net of the following expense reimbursements, waivers and (recoupments) (based on average net assets):

Portfolio	01/21(2)	01/22(2)	01/23(2)
SA JPMorgan Large Cap Core Class 1	0.01%	0.05%	0.05%
SA JPMorgan Large Cap Core Class 2	0.01	0.05	0.05
SA JPMorgan Large Cap Core Class 3	0.01	0.05	0.05

(2)
Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	01/21	01/22	01/23
SA JPMorgan Large Cap Core Class 1	0.00%	0.00%	0.00%
SA JPMorgan Large Cap Core Class 2	0.00	0.00	0.00
SA JPMorgan Large Cap Core Class 3	0.00	0.00	0.00

FOR MORE INFORMATION

The following documents contain more information about the Portfolio’s investments and are available free of charge upon request:

•
Annual and Semi-annual Reports contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected the Portfolio’s performance for the most recently completed fiscal year.

•
Statement of Additional Information (“SAI”) contains additional information about the Portfolio’s policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust’s Prospectus(es), SAIs and semi-annual and annual reports are available at www.corebridgefinancial.com/getprospectus or online through the internet websites of the life insurance companies offering the Portfolio as an investment option. You may obtain copies of these documents or ask questions about the Portfolio at no charge by calling (800) 445‑7862 or by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.
Reports and other information about the Portfolio (including the SAI) are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e‑mail address: publicinfo@sec.gov.
You should rely only on the information contained in this Prospectus, as amended and supplemented from time to time. No one is authorized to provide you with any different information.
The Trust’s Investment Company Act
File No: 811‑7238

STATEMENT OF ADDITIONAL INFORMATION

SUNAMERICA SERIES TRUST

July 5, 2023

SunAmerica Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end management investment company currently consisting of 61 portfolios. This Statement of Additional Information (“SAI”) relates to the following portfolio (the “Portfolio”):

SA JPMorgan Large Cap Core Portfolio (formerly, SA Invesco Main Street Large Cap Portfolio)

This SAI is not a prospectus, but should be read in conjunction with the current Prospectus (Class 1, Class 2 and Class 3) of the Portfolio, dated July 5, 2023, as amended or supplemented from time to time. This SAI expands upon and supplements the information contained in the current Prospectus of the Portfolio. This SAI incorporates the Prospectus by reference. The Portfolio’s audited financial statements for the fiscal year ended January 31, 2023 are incorporated into this SAI by reference to its 2023 annual report to shareholders. You may request a copy of the Prospectus, annual report and/or semi-annual report at no charge by calling (800) 445-7862 or writing the Trust at the address below.

P.O. BOX 15570

AMARILLO, TEXAS 79105-5570

(800) 445-7862

- i -

THE TRUST

SunAmerica Series Trust (the “Trust”) organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. A Massachusetts business trust is a voluntary association with transferrable shares that is established under and governed by its declaration of trust. The Trust is composed of 61 separate portfolios. This Statement of Additional Information (“SAI”) pertains to the portfolio listed on the cover page (the “Portfolio”). Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to funds-of-funds.

Shares of the Trust are held by separate accounts of American General Life Insurance Company, a Texas life insurer (“AGL”), The United States Life Insurance Company in the City of New York, a New York life insurer (“USL”), The Variable Annuity Life Insurance Company, a Texas life insurer (“VALIC”) (the “Separate Accounts”), and variable annuity contracts issued by Nassau Life Insurance Company (“Nassau”). Shares of the Trust are also held by certain portfolios of the Trust and of Seasons Series Trust (“SST”) that are managed as “funds-of-funds.” The life insurance companies listed above are collectively referred to as the “Life Companies.” AGL, USL and VALIC are indirect, majority-owned subsidiaries of Corebridge Financial, Inc. (“Corebridge”), which is a majority-owned subsidiary of American International Group, Inc. (“AIG”), a U.S.-based international insurance organization, and therefore are affiliated with SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”). Nassau is not an affiliate of the Adviser.

The Trust commenced operations on February 9, 1993. The Board of Trustees (the “Board,” and the members of which are referred to as “Trustees”) approved the addition of the Portfolio on June 1, 1996.

Portfolio Name Changes. The Trustees approved the renaming of the Portfolio as follows: (a) Federated Value Portfolio to Federated American Leaders Portfolio, effective May 1, 2003; (b) Federated American Leaders Portfolio to Equity Opportunities Portfolio, effective May 1, 2007; (c) Equity Opportunities Portfolio to SA Oppenheimer Main Street Large Cap Portfolio, effective October 6, 2017; (d) SA Oppenheimer Main Street Large Cap Portfolio to SA Invesco Main Street Large Cap Portfolio, effective October 13, 2020; and (e) SA Invesco Main Street Large Cap Portfolio to SA JPMorgan Large Cap Core Portfolio, effective July 5, 2023.

SunAmerica serves as investment adviser and manager for the Trust. As described in the Prospectus, SunAmerica retains J.P. Morgan Investment Management Inc. (“JP Morgan” or the “Subadviser”) to act as Subadviser to the Portfolio pursuant to a subadvisory agreement with SunAmerica (the “Subadvisory Agreement”).

On May 22, 2001, the Board, including a majority of the Trustees who are not deemed to be “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), (the “Independent Trustees”), approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. On July 31, 2002, the Board, including a majority of the Independent Trustees, approved the creation of Class 3 shares and the renaming of Classes A and B shares to Classes 1 and 2, respectively. Each class of shares of the Portfolio is offered only in connection with certain Variable Contracts and to funds-of-funds. Class 2 and 3 shares of the Portfolio are identical in all respects to Class 1 shares of the Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees, while Class 1 shares of the Portfolio are subject only to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 and 3 shares; and (iv) Class 1 shares of the Portfolio have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. The Board may establish additional portfolios or classes in the future.

INVESTMENT OBJECTIVE AND POLICIES

The investment goal and principal investment strategy for the Portfolio, along with certain types of investments the Portfolio makes under normal market conditions and for efficient portfolio management, are described under “Portfolio Summary” and “Additional Information About the Portfolio’s Investment Strategies and Investment Risks” in the Prospectus.

The following chart and information supplement the information contained in the Prospectus and also provide information concerning investments the Portfolio may make on a periodic basis, which include infrequent investments or investments in which the Portfolio reserves the right to invest. We have also included a supplemental glossary to detail additional investments the Portfolio reserves the right to make as well as to define investment and risk terminology used in the chart below that do not otherwise appear in the Prospectus under the section entitled “Glossary.” In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectus under the section entitled “Glossary.”

Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of the Portfolio and, except for the Portfolio’s borrowing policy and illiquid security policy, apply at the time of purchase.

We will notify shareholders at least 60 days prior to any change to the Portfolio’s investment goal or 80% investment policy. “Net assets” will take into account borrowing for investment purposes.

Equity Portfolios

SA JPMorgan Large Cap Core Portfolio (formerly, SA Invesco Main Street Large Cap Portfolio)
In what other types of investments may the Portfolio periodically invest?	• IPOs • Illiquid investments (up to 15%) • REITs • Borrowing for temporary or emergency purposes (up to 33 1⁄3%)
What other types of risks may potentially or periodically affect the Portfolio?	• IPO investing • Real estate industry • Illiquidity

SUPPLEMENTAL GLOSSARY

ADRS, GDRS, and EDRS. Foreign securities include, among other things, American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the “underlying issuer”) and are deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be “sponsored” or “unsponsored.” Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing an unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. The Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of the Portfolio’s investment policies, the Portfolio’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Borrowing. The Portfolio is authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits the Portfolio to borrow up to 33 1⁄3% of its total assets from banks. In seeking to enhance performance, the Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings.

In the event that asset coverage for the Portfolio’s borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

To the extent the Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although the Portfolio is authorized to borrow, it will do so only when the Adviser or the Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in the Portfolio’s net asset value per share (“NAV”) and net yield. The Portfolio expects that all of its borrowing will be made on a secured basis.

Counterparty and Third Party Risk. Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolio has become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolio or its service providers, financial intermediaries, or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Derivatives. A derivative is any financial instrument whose value is derived from the value of other assets (such as stocks), reference rates or indices. Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of the Portfolio to enter into derivative transactions and other leveraged transactions. Derivative transactions are defined by Rule 18f-4 to include (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which the Portfolio is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) any reverse repurchase agreement or similar financing transaction, if the Portfolio elects to treat them as derivatives transactions; and (iv) when-issued or forward-settling securities and non-standard settlement cycle securities, unless such transactions meet certain requirements.

Unless a portfolio qualifies as a Limited Derivatives User (defined below), Rule 18f-4 requires the portfolio to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the portfolio’s derivatives activities. In addition, the Derivatives Rule establishes limits on the derivatives transactions that a portfolio may enter into based on the value-at-risk (“VaR”) of the portfolio inclusive of derivatives. A portfolio will generally satisfy the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or a portfolio’s own portfolio absent derivatives holdings, as determined by the portfolio’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If a portfolio determines that the Relative VaR Test is not appropriate for it in light of its strategy, subject to specified conditions, the portfolio may instead comply with the Absolute VaR Test. A portfolio will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the portfolio’s net assets.

A portfolio is not required to comply with the above requirements if it adopts and implements written policies and procedures reasonably designed to manage the portfolio’s derivatives risk and its derivatives exposure does not exceed 10 percent of its net assets (as calculated in accordance with Rule 18f-4) (a “Limited Derivatives User”). The Portfolio is classified as a Limited Derivatives User under Rule 18f-4.

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If the Portfolio’s securities will generally be denominated in foreign currencies, the value of such securities to the Portfolio will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio’s securities. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict the Portfolio’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Chinese Securities. The Portfolio may invest in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”). Investing in these securities involves special risks, including, but not limited to, an authoritarian government, less developed or less efficient trading markets, nationalization of assets, currency fluctuations or blockage, and restrictions on the repatriation of invested capital. In addition, there is no guarantee that the current rapid growth rate of the Chinese economy will continue, and the trend toward economic liberalization and disparities in wealth may result in social disorder. China is considered to be an emerging market and therefore carries high levels of risk associated with emerging markets. China has experienced security concerns, such as terrorism and strained international relations, as well as major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned. These and other factors could have a negative impact on the Portfolio’s performance and increase the volatility of an investment in the Portfolio.

Russian Securities. In response to political and military actions undertaken by Russia, the United States, the European Union and the regulatory bodies of certain other countries have instituted numerous economic sanctions against certain Russian individuals and Russian entities, such as banning Russia from global payment systems that facilitate cross-border payments. As a result of these sanctions, the value and liquidity of Russian securities and Russian currency have experienced significant declines and Russia’s credit rating has been downgraded. These sanctions have resulted in freezing Russian securities, including securities held in the forms of ADRs and GDRs, and/or funds invested in prohibited assets, impairing the ability of the Portfolio to price, buy, sell, receive or deliver those securities and/or assets. Additional sanctions may be imposed in the future and may adversely impact, among other things, the Russian economy and various sectors of its economy. Further military action, retaliatory actions and other countermeasures that Russia may take, including the seizure of foreign residents’ or corporate entities’ assets, cyberattacks and espionage against other countries and foreign companies, may negatively impact such assets, countries and the companies in which the Portfolio invests. Any or all of these actions could potentially push Russia’s economy into a recession. The sanctions, the continued disruption of the Russian economy, and any related events could have a negative effect on the performance of funds, including the Portfolio, that have exposure to Russian investments.

Stock Connect. The Portfolio may invest in eligible exchange-traded funds and local equity Chinese securities (“China A-Shares”) of certain Chinese-domiciled companies (together, “Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect program and on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen-Hong Kong Stock Connect program (each, a “Stock Connect” and collectively, “Stock Connects”) or on such other stock exchanges in China which participate in Stock Connect from time to time. Each Stock Connect is a securities trading and clearing links program developed by Hong Kong Exchanges and Clearing Limited (“HKEX”), the SSE or SZSE, as applicable, and the China Securities Depository and Clearing Corporation Limited that, among other things, permits foreign investment in the PRC via brokers in Hong Kong.

The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016, and there is no certainty as to how the regulations governing them will be applied or interpreted. Significant risks exist with respect to investing in Stock Connect Securities through a Stock Connect. Stock Connect Securities may only be bought from, or sold to, the Portfolio when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Accordingly, if one or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its shares in a timely manner and this could adversely affect the Portfolio’s performance. The China A-Shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for the Portfolio. In addition, same day trading is not permitted on the China A-Shares market, which may inhibit the Portfolio’s ability to enter into or exit trades on a timely basis. PRC regulations require the pre-delivery of cash or securities to a broker before the market opens on the day of selling. If the cash or securities are not in the broker’s possession before the market opens on that day, the sell order will be rejected, which may limit the Portfolio’s ability to dispose of its China A-Shares purchased through a Stock Connect in a timely manner.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s northbound trading link is subject to daily investment quota limitations, which may change. Once these quota limitations are reached, buy orders for Stock Connect Securities through a Stock Connect will be rejected, which could adversely affect the Portfolio’s ability to pursue its investment strategy. Stock Connect Securities purchased through a Stock Connect may only be sold through a Stock Connect and are not otherwise transferrable. Although Stock Connect Securities must be designated as eligible to be traded on a Stock Connect, such shares may lose their eligibility at any time, in which case they may be sold but cannot be purchased through a Stock Connect. Moreover, since all trades of eligible Stock Connect Securities through a Stock Connect must be settled in Renminbi (“RMB”), the Portfolio must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Notably, different fees, costs and taxes are imposed on foreign investors acquiring Stock Connect Securities obtained through a Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect the Portfolio’s investments. If the Portfolio holds a class of shares denominated in a local currency other than RMB, the Portfolio will be exposed to currency exchange risk if the Portfolio converts the local currency into RMB for investments in China A-Shares. The Portfolio may also incur conversion costs.

The Portfolio’s Stock Connect Securities are held in an omnibus account and registered in nominee name, with Hong Kong Securities Clearing Company Limited (“HKSCC”) (a clearing house operated by HKEX) serving as nominee for the Portfolio . The exact nature and rights of the Portfolio as the beneficial owner of shares through HKSCC as nominee is not well defined under PRC law, and the exact nature and enforcement methods of those rights under PRC law are also unclear. As a result, the title to these shares, or the rights associated with them (i.e., participation in corporate actions, shareholder meetings, etc.) cannot be assured.

ESG Investment Risk. To the extent that the Portfolio considers environmental, social and governance (“ESG”) criteria and application of related analyses when selecting investments, the Portfolio’s performance may be affected depending on whether such investments are in or out of favor and relative to similar funds that do not adhere to such criteria or apply such analyses. Socially responsible norms differ by country and region, and a company’s ESG practices or the Adviser’s assessment of such may change over time. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments in non-U.S. issuers often require subjective analysis and may be relatively more difficult than applying the ESG criteria or related analyses to investments of other issuers because data availability may be more limited with respect to non-U.S. issuers. The Portfolio’s consideration of ESG criteria may result in the Portfolio forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. The Portfolio’s investments in certain companies may be susceptible to various factors that may impact their businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and clean energy initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage.

Exchange Traded Funds (“ETFs”). ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock. While some ETFs are passively managed and seek to replicate the performance of a particular market index or segment, other ETFs are actively-managed and do not track a particular market index or segment, thereby subjecting investors to active management risk. Most ETFs are investment companies, and, therefore, the Portfolio’s purchase of ETF shares generally is subject to the limitations on, and the risks of, the Portfolio’s investments in other investment companies. See “Other Investment Companies.” The risks of owning an ETF generally reflect the risks of owning the securities underlying the ETF, although an ETF has management fees which increase its cost. Lack of liquidity in an ETF may result in wider bid-ask spreads.

Foreign Securities. Foreign securities are securities of issuers that are economically tied to a non-U.S. country. Except as otherwise described in the Portfolio’s principal investment strategies or as determined by the Portfolio’s subadviser, the Portfolio will consider an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

The Portfolio may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and the Portfolio may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that the Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolio also may be subject to currency exposure independent of its securities positions.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of the Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. The Portfolio’s net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Illiquid Investments. Under the Liquidity Rule (as defined below), no more than 15% of the Portfolio’s net assets may be invested in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Portfolio’s net assets, the Liquidity Rule and the Liquidity Program (as defined below) require that certain remedial actions be taken. Investment of the Portfolio’s assets in illiquid investments may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Portfolio’s operations require cash, such as when the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC that permits the Portfolio to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating portfolios, including the requirement that no portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating portfolios from a typical bank for a comparable transaction. In addition, the Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objective and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. The Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating portfolios. To the extent the Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

IPO Investing. The Portfolio’s purchase of shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time. The effect of IPOs on the Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Portfolio’s asset base increases, IPOs often have a diminished effect on the Portfolio’s performance. Companies offering stock in IPOs generally have limited operating histories and purchase of their securities may involve greater investment risk.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, such as the Portfolio, to adopt a liquidity risk management program and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Portfolio has implemented its liquidity risk management program (the “Liquidity Program”), and the Board has appointed SunAmerica as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, SunAmerica assesses, manages, and periodically reviews the Portfolio’s liquidity risk and classifies each investment held by the Portfolio as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The liquidity of the Portfolio’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Portfolio can expect to be exposed to greater liquidity risk.

Master Limited Partnerships (“MLPs”). Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including the Portfolio if it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

Effective for taxable years beginning after December 31, 2017 and on or before December 31, 2025, individuals and certain other non-corporate entities, such as partnerships, may claim a deduction for 20% of “qualified publicly traded partnership income,” such as income from MLPs. However, the new law does not include any provision for a regulated investment company to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in the Portfolio will not.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or the oil and gas industries.

Options and Futures. Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security or other assets at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, or security or basket of securities at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes. Portfolios may also use Options and Futures for other purposes, including, without limitation, to facilitate trading, to increase or decrease the Portfolio’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of the Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income.

Options on securities may be traded on a national securities exchange or in the over-the-counter (“OTC”) market, options on futures contracts may be traded only on a CFTC-regulated designated contract market and options on commodities and currencies are generally traded in the OTC market. Risks to the Portfolios of entering into option contracts include market risk, assignment risk (i.e., the risk that a clearinghouse will assign an exercise notice to an option writer which will require the holder to settle the option rather than allowing the option to expire while retaining the premium) and, with respect to OTC options, illiquidity risk and counterparty risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Options can be either purchased or written (i.e., sold). A call option written by the Portfolio obligates the Portfolio to sell specified securities, commodities, or other assets to the holder of the option at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Portfolio may forgo the opportunity to profit from an increase in the market price of the underlying security. Under the policies applicable to the Trust, the Portfolio may only write call options up to 25% of its total assets.

A put option written by the Portfolio obligates the Portfolio to purchase specified securities from the option holder at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing such options is to generate additional income for the Portfolio through the premiums received. However, in return for the option premium, the Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

The following is more detailed information concerning options on securities, commodity options, futures and options on futures:

Options on Securities. When the Portfolio writes (i.e., sells) a call option (“call”) on a security it receives a premium and, if the option is physically settled, agrees to sell the underlying security or basket of securities to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Portfolio may also write call options that are cash settled. Under cash settlement, instead of purchasing the underlying security or basket of securities upon exercise, the Portfolio is required to pay the holder cash equal to the intrinsic profit embedded in the option based on the difference between specified prices. In both cases, the Portfolio has retained the risk of loss should the price of the underlying security or of the basket of securities decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Portfolio may sell its position or may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Portfolio retains the premium received (and, if the option was “covered,” the Portfolio would also retain the underlying security). If the Portfolio could not effect a closing purchase transaction due to lack of a market, it may be required to hold the callable securities until the call expired or was exercised. In the case of OTC options, the options writer may be able to negotiate a termination of the option contract.

When the Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price or, if the call is cash settled, to receive the intrinsic profit (which is often measured based on the difference between the strike price and the market price of the underlying security or basket on the exercise date). The Portfolio generally benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment. In some cases, however, a call option can serve as a hedge for other securities or trading strategies held by the Portfolio. For example, if the Portfolio enters into a short sale on securities, a long call option that references those securities can protect the Portfolio against losses in closing out the short position by establishing a fixed purchase price.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period or, if the option is cash settled, an obligation to settle by paying the intrinsic profit. The premium the Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price (or, if the option is cash settled, the difference between the specified prices does not exceed the specified difference). However, the Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price (or, if cash settled, to pay the intrinsic profit), even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred. A put option may be used to hedge other securities or trading strategies. For example, like a long call option, a cash-settled put option can protect the Portfolio against losses in closing out a short position in the referenced securities.

The Portfolio may sell or effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. In the case of an OTC put option, the Portfolio may be able to negotiate a termination. The Portfolio will realize a profit or loss from sale, a termination or a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When the Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price (or, if cash settled, to receive a cash payment equal to the intrinsic profit). Buying a put on an investment the Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit). A long put option is often used as a hedge against depreciation in the value of securities held by the Portfolio.

Buying a put on an investment the Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put generally will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. Under Rule 18f-4, the Portfolio is limited in the positions in options that it is authorized to enter into and, assuming the Portfolio is not a Limited Derivatives User, the Portfolio is required to implement a derivatives risk management program and appoint a derivatives risk manager to oversee its entry into derivatives, including options.

In the case of a listed put option, as long as the obligation of the Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to take delivery of the underlying security against payment of the exercise price. If the Portfolio writes an OTC put option, it will be responsible for purchasing the underlying security from the option counterparty (or paying the counterparty the intrinsic profit, for a cash-settled put option) upon exercise. The Portfolio has no control over when it may be required to purchase the underlying security, since the owner of the put option determines if and when to exercise the option. This obligation terminates upon expiration of the put, or such earlier time at which the Portfolio sells the option, negotiates a termination of an OTC option or effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Portfolio has been assigned an exercise notice for a listed option, it is thereafter not allowed to effect a closing purchase transaction.

The purchase of a spread option on a security gives the Portfolio the right to put, or sell, a security at a fixed dollar spread or fixed yield spread in relationship to another security. Covered options spread is a strategy sometimes used by one or more portfolios. Under a covered options spread, the Portfolio owns the securities referenced by two call options sold by the Portfolio or two put options purchased by the Portfolio at different strike price levels. The risk to the Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. Similarly, the risk to the Portfolio in selling covered spread options is that the Portfolio may be required to sell the securities under both options, and the cost of doing so may be greater than the premium received. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Portfolio against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is provided only during the life of the spread option.

Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Most currency options are entered into on an OTC basis.

As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. The Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

In addition to using options for the hedging purposes described above, the Portfolio may use options on currency to seek to increase total return. The Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Portfolio may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase. The Portfolio may also use options on foreign currencies for various purposes, including, without limitation, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. The Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies that it does not own. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Portfolio would realize either no gain or a loss on the purchase of the put option.

Options on Securities Indices. Puts and calls on broad-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures (as defined below). When the Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by the Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When the Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

The use of options subjects the Portfolio to a number of risks, including market risk and, in the case of OTC options, counterparty risk. In addition, options may not succeed depending upon market conditions. For example, if the Subadviser’s predictions of future movements in the securities markets do not materialize, the use of options may exacerbate the adverse consequences to the Portfolio (e.g., by reducing available cash available for distribution or reinvestment) and may leave the Portfolio in a worse position than if options had not been used. Other risks of using options include contractions and unexpected movements in the prices of the assets underlying the options and bankruptcy of the counterparty.

Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded OTC and because they have been only recently introduced, established trading markets for these securities have not yet developed.

Reset Options. Reset options are options on U.S. Treasury securities that provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Portfolio is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium that would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Portfolio purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Options on securities are subject to position limits established by the exchanges and by the Financial Industry Regulatory Authority (“FINRA”), which restrict the size of the positions that the Portfolio may enter into.

Futures. The Portfolio may enter into futures contracts for various purposes including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or rates to manage duration and yield curve positioning, or to enhance income or total return. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. Government securities (together, “Futures”) are used primarily for hedging purposes, and from time to time for return enhancement. Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying securities markets, referred to as the “cash” markets. Upon entering into a Futures transaction, the Portfolio is required to deposit initial margin equal to a percentage (generally less than 10%) of the contract value with a futures commission merchant (the “futures broker”) for posting with the applicable clearinghouse. As the Future is marked to market to reflect changes in its market value, exchanges of margin, known as “variation margin,” are made or received by the Portfolio as a result of changes in the value of the contract and /or changes in the value of the initial margin requirement. Prior to expiration of the Future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded. Some Futures are physically-settled, which means that, unless the Future is closed out prior to the maturity date, the Portfolio would be required to deliver or take delivery of the referenced asset. Other Futures are cash-settled, which means that the Portfolio would be required to pay or receive cash equal to the intrinsic profit in the contract.

The primary risk to the Portfolio of entering into Futures is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying securities. Futures involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. There may not always be a liquid secondary market for a Future and, as a result, the Portfolio may be unable to close out its contracts at a time that is advantageous. In addition, if the Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times.

Interest rate futures contracts are purchased or sold generally to manage duration and yield curve positioning and for hedging purposes to attempt to protect against the effects of interest rate changes on the Portfolio’s current or intended investments in fixed income securities, as well as for other purposes. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is more liquid than the underlying bond or “cash” market, the use of interest rate futures contracts as a hedging technique allows the Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of the Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the Futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect the Portfolio’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, the Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

Foreign currency futures contracts provide similar economics to Forward Contracts except they are generally not physically-settled, require mandatory margining and trade on an exchange.

Options on Futures. Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.

The writing of a call option on a long Futures contract on a securities index may be used as a partial hedge against declining prices of the securities in the portfolio that are correlated to the referenced index. Similar to a covered call on a security, if the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. Similarly, the writing of a put option on a Futures contract on a securities index may be used as a partial hedge against increasing prices of securities held by the Portfolio that are correlated with the index referenced under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives.

The Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Portfolio could purchase call options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

Limitations on entering into Futures Contracts and Options on Futures. Transactions in options on Futures by the Portfolio are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Commodity Exchange Act Regulation. The Portfolio is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolio, from registration as a “commodity pool operator” with respect to the Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolio under the CEA. As a result, the Portfolio is limited in its ability to use futures (which include futures on broad-based securities indexes and interest rate futures) or options on futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments and calculated in accordance with CFTC Rule 4.5); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Portfolio is also subject to certain marketing limitations imposed by CFTC Rule 4.5.

The regulatory requirements governing the use of commodity futures, options on commodity futures, certain swaps or certain other investments could change at any time.

Other Investment Companies. The Portfolio may invest in securities of other investment companies, including ETFs, up to the maximum extent permissible under the 1940 Act. Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. Except for investments in money market funds permitted by Rule 12d1-1, Section 12(d) of the 1940 Act prohibits the Portfolio from acquiring more than 3% of the voting shares of any other investment company, and prohibits more than 5% of the Portfolio’s total assets being invested in securities of any one investment company or more than 10% of its total assets being invested in securities of all investment companies, unless the Portfolio is able to rely on and meet the requirements of one or more rules under the 1940 Act that permit investments in other investment companies in excess of these limits. In addition, to the extent the Portfolio has knowledge that its shares are purchased by another investment company in reliance on the provisions of paragraph (G) of Section 12(d)(1) of the 1940 Act, the Portfolio will not acquire shares of other affiliated or unaffiliated registered open-end investment companies or registered unit investment trusts in reliance on paragraph (F) or (G) of Section 12(d)(1) of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Investments in other investment companies are subject to market and selection risk. See also “Exchange Traded Funds.”

Real Estate Investment Trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the REIT securities in the Portfolio’s portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management. REITs may be leveraged, which increases risk.

Effective for taxable years beginning after December 31, 2017 and on or before December 31, 2025, individuals and certain non-corporate entities, such as partnerships, may claim a deduction for 20% of qualified REIT dividends. Regulations allow a regulated investment company to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.

Recent Market Events. During certain periods over the past two decades, the U.S. and global financial markets have experienced depressed valuations, decreased liquidity, unprecedented volatility and heighted uncertainty. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, geopolitical events (including terrorism, sanctions and war); infectious disease epidemics and pandemics; natural disasters; measures to address budget deficits; changes in oil and commodity prices; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken numerous steps to support financial markets, including, but not limited to, providing liquidity in fixed income, commercial paper and other markets, implementing stimulus packages and providing tax breaks. The withdrawal or reduction of this support or failure of efforts to respond to a crisis could negatively affect financial markets, as well as the value and liquidity of certain securities. In addition, this support and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The current market environment could make identifying and assessing investment risks and opportunities in connection with the management of the Portfolio’s portfolio more challenging.

A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and many financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Brexit/European Union

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (commonly referred to as “Brexit”). This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the UK and the European Union, and those consequences include significant legal and business uncertainties pertaining to an investment in the Portfolio. The full scope and nature of the consequences of Brexit are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by this event has resulted in immediate and longer term risks that would not have been relevant had the UK not sought to withdraw from the European Union.

Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

Russian Invasion of Ukraine

In late February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of Russia’s military actions and the consequences of such actions are impossible to predict, but has resulted in, and may continue to result in, significant market disruptions, including in the commodities markets, and may negatively affect global supply chains, global growth and inflation. In response to Russia’s recent military invasion of Ukraine, the United States, the European Union and other countries have imposed broad-ranging economic sanctions on certain Russian individuals and Russian entities. To the extent covered by the sanctions, the Portfolios are currently restricted from trading in Russian securities, including those in their portfolios. In addition, certain index providers have removed Russian securities from their indices, some of which are designated as benchmarks for certain portfolios. Accordingly, any portfolio repositioning in light of these changes may result in increased transaction costs and higher tracking error, including as a measure of risk against the Portfolio’s benchmark index or, for index funds, the correlation between a portfolio’s performance and that of the index it seeks to track. It is unknown when, or if, sanctions may be lifted or the Portfolio’s ability to trade in Russian securities will resume. Even if the Portfolio does not have direct exposure to securities of Russian issuers, the potential for wider conflict in the region or globally may increase volatility and uncertainty in the financial markets. These and any related events could adversely affect the Portfolio’s performance and the value and liquidity of an investment in the Portfolio.

See “Emerging Markets – Russian Securities” above for more information with respect to the risks associated with investing in Russian securities.

COVID-19

An outbreak of respiratory disease caused by a novel coronavirus, known as “COVID-19,” was first detected in China in December 2019. It has since been detected internationally and the World Health Organization has declared it a pandemic. Although vaccines have been developed and approved for use by many governments, there is no guarantee that the vaccines will be effective against emerging variants of the disease. The COVID-19 pandemic has resulted in closed borders and travel restrictions, shelter in place orders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, and reduced or suspended production, as well as general concern and uncertainty. The COVID-19 pandemic has also caused volatility in the global financial markets. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the financial markets in general in ways that cannot necessarily be foreseen at the present time.

In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may last for a prolonged period of time.

Notwithstanding business continuity planning and other controls that are designed to mitigate operational risks related to significant business disruptions, there is no guarantee that the COVID-19 pandemic and/or other epidemics or pandemics will not disrupt the operations of the Portfolio and its service providers. These disruptions could adversely affect the Portfolio and its shareholders.

Whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Restricted Securities. Securities that have not been registered under the Securities Act of 1933, as amended (“the Securities Act”), are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting the sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolio will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Commercial paper issues in which the Portfolio’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Section 4(a)(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments that generally affect that sector.

Securities Lending. Consistent with applicable regulatory requirements, the Portfolio may lend portfolio securities in amounts up to 33 1⁄3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash, U.S. government securities or certain bank letters of credit. In lending its portfolio securities, the Portfolio receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that the Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which, in the case of cash collateral, will be invested in short-term highly liquid obligations. The market value of loaned securities is monitored daily and the borrower is required to deposit additional collateral whenever the market value of the loaned securities rises or the value of the non-cash collateral declines. A borrower is not required to deposit additional collateral if a loan becomes under-collateralized as a result of declines in the market value of securities in which the cash collateral is invested. A loan may be terminated by the borrower on one business day’s notice or by the Portfolio at any time. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. The Portfolio may also suffer losses if the value of the securities in which cash collateral is invested declines. In addition to the fees paid to the lending agent, the Portfolio may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities.

Since voting or consent rights that accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the Adviser determines that the matters involved would have a material effect on the Portfolio’s investment in the securities that are the subject of the loan and that it is feasible to recall the loan on a timely basis.

The Portfolio may lend securities; however, at the present time the Portfolio does not engage in securities lending.

Short-Term Investments. Short-term investments, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by the Portfolio during periods when the Adviser or Subadviser is unable to locate favorable investment opportunities; or (c) temporary defensive purposes. The Portfolio may invest in short-term investments. Common short-term investments include, but are not limited to:

Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Commercial Bank Obligations. Commercial bank obligations are certificates of deposit (“CDs”) (interest-bearing time deposits issued by domestic banks, foreign branches of domestic banks, U.S. branches of foreign banks and non-U.S. branches of foreign banks), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank or by a non-U.S. branch of a foreign bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks.

Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations for a definite period of time and earning a specified return.

Commercial Paper. Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies, including variable amount master demand notes and floating rate or variable rate notes.

Extendible Commercial Notes (“ECNs”). ECNs are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time.

Variable Amount Master Demand Notes. Variable amount master demand notes permit the Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market for such obligations. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. In connection with variable amount master demand note arrangements, the Adviser or the Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser or the Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P and the Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.

Corporate Bonds and Notes. The Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period.

U.S. Government Securities. Debt securities maturing generally within 12 months of the date of purchase and include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

Repurchase Agreements. The Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest, and with selected banks and securities dealers whose financial condition is monitored by the Adviser or the Subadviser, subject to the guidance of the Board. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time the Portfolio’s money is invested in the security. Whenever the Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Value Investing. The Portfolio’s emphasis on securities believed to be under-valued by the market may use a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to undertake exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Portfolio or that the Portfolio will achieve its investment goal.

When the Portfolio buys securities of companies emerging from bankruptcy, it may encounter risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for the Portfolio to sell the securities or to value them based on actual trades.

SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

The Trust’s custodian, State Street Bank and Trust Company (“State Street”), or a securities depository acting for the custodian, will act as the Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Portfolio has written listed options on securities or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon the Portfolio’s entering into a closing transaction.

A listed securities option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. The Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise by the Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within the Portfolio’s control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. The Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Portfolio’s NAV being more sensitive to changes in the value of the underlying investments. Listed securities options are subject to position limits established by the applicable exchanges, with respect to listed options, and by FINRA, with respect to OTC options.

Transactions in listed options on futures by the Portfolio are subject to limitations established by each of the exchanges and, in some cases, the CFTC governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Dodd-Frank, enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives, such as OTC foreign currency transactions (subject to exemption from the Treasury of physically-settled Forward Contracts from many of the requirements), interest rate swaps, Swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that the Portfolio may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of derivatives be executed through regulated markets or facilities, and/or be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain interest rate swaps and index-based credit default swaps must be centrally cleared and traded through a regulated market or facility). Derivatives submitted for central clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse. The CFTC and Prudential Regulators also have imposed variation margin requirements on non-cleared OTC derivatives. The SEC finalized non-cleared margin requirements for security-based swaps that became effective in October 2021. OTC derivatives intermediaries typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. These requirements may increase the amount of collateral the Portfolio is required to provide and the costs associated with OTC derivatives transactions.

In addition, regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Portfolio’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements. The implementation of these requirements with respect to derivatives, along with implementation of initial margin posting and additional regulations under Dodd-Frank regarding clearing, mandatory trading and reporting of derivatives, may increase the costs and risks to the Portfolio of trading in these instruments and, as a result, may affect returns to investors in the Portfolio.

As discussed above, OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, the Portfolio will not face a clearinghouse directly but rather through an OTC derivatives intermediary that is registered with the CFTC and/or SEC to act as a clearing member. The Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC also have required, or may in the future require, a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has adopted similar requirements on the OTC derivatives that it regulates. Such requirements may make it more difficult and costly for the Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which the Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If the Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivatives dealers are currently required to register with the CFTC and, with respect to security-based swaps, are required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivatives dealers, which costs may be passed along to the Portfolio as market changes continue to be implemented.

In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. In October 2020, the CFTC adopted new rules regarding speculative position limits. These rules impose position limits on certain futures and options on futures contracts, as well as physical commodity swaps that are “economically equivalent” to such contracts. The Portfolio could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to the Portfolio.

As noted above in “Derivatives,” the Derivatives Rule imposes limits on the amount of derivatives a portfolio may enter into, treats derivatives as senior securities, and requires portfolios whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Recently, the CFTC adopted final amendments to Part 190 of its regulations, which govern bankruptcy proceedings for futures brokers and derivatives clearing organizations. The amendments enhance protections available to the Trust and shareholders of the Portfolio upon the bankruptcy of such intermediaries, who act in respect to cleared derivatives.

All of these regulations have enhanced the protections available to funds engaged in derivatives transactions but have also increased the costs of engaging in such transactions.

Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. If an Adviser’s or Subadviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to initial and variation margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

If the Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

INVESTMENT RESTRICTIONS

The Trust, on behalf of the Portfolio, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of its outstanding voting securities. A majority of the outstanding voting securities is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

All percentage limitations expressed in the following investment restrictions are measured at the time of purchase, except with respect to the Portfolio’s borrowing policy and illiquid security policy.

Fundamental Investment Restrictions Applicable to the Portfolio

The Portfolio may not:

1.

Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.

Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.

Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.

Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.

Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.

Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

The Portfolio’s fundamental investment restrictions will be interpreted broadly. For example, the restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.

With respect to fundamental investment restriction number 1 above, the 1940 Act permits the Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings); provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit the Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act and applicable SEC and SEC staff interpretive positions and guidance. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction to the extent consistent with applicable SEC and SEC staff interpretive positions and guidance.

With respect to fundamental investment restriction number 2 above, the 1940 Act permits the Portfolio to engage in the underwriting business or underwrite the securities of other issuers within certain limits. If the Portfolio engages in transactions involving the acquisition or disposition of portfolio securities, it may be considered to be an underwriter under the Securities Act of 1933 (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to the Portfolio if it invests in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Portfolio to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent the Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.

With respect to fundamental investment restriction number 3 above, the 1940 Act permits the Portfolio to make loans within certain limits. The fundamental investment restriction permits the Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of its total assets. Currently, the Portfolio does not, and does not expect to, engage in the lending of securities. If in the future, the Portfolio wished to lend securities, it would be permitted to do so only after it receives Board approval. The fundamental investment restriction will be interpreted not to prevent the Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.

With respect to fundamental investment restriction number 4, the 1940 Act prohibits the Portfolio from issuing “senior securities,” which are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets, except that the Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. The Portfolio also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit the Portfolio from owning real estate; however, the Portfolio is limited in the amount of illiquid investments it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the Liquidity Rule limits the Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The restriction will be interpreted to permit the Portfolio to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit the Portfolio from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, the Portfolio is limited in the amount of illiquid investments it may purchase. To the extent that investments in commodities are considered illiquid, the Liquidity Rule limits the Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. If the Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in other investment companies that invest in physical and/or financial commodities.

With respect to fundamental investment restriction number 7, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (other than private activity municipal debt securities whose principal and interest payments are derived principally from the revenues and the assets of a non-governmental user); and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finally, the restriction will be interpreted to give broad authority to the Portfolio as to how to classify issuers within or among industries.

Diversification

The Portfolio is currently classified as a diversified fund under the 1940 Act. This means that the Portfolio may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

TRUSTEES AND OFFICERS OF THE TRUST

The following table lists the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (as defined below) and other directorships/trusteeships held outside of the Fund Complex. Unless otherwise noted, the address of each executive officer and Trustee is 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367. As mentioned above, Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by AIG Capital Services, Inc. (“ACS” or the “Distributor”) and other affiliates of SunAmerica.

Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2,3]	Other Directorship(s) Held By Trustee[4]
Independent Trustees
Tracey C. Doi Age: 61	Trustee	2021- Present	Chief Financial Officer, Group Vice President of Toyota Motor North America (2000-August 2022); Board Member, National Asian American Chamber of Commerce (2012-Present); Board Governor, Japanese American National Museum (2005-Present); Board Member, 2020 Women on Boards (nonprofit leadership organization) (2017-Present); Board Member, National Association of Corporate Directors, North Texas (nonprofit leadership organization) (2020-Present).	80	Director, Quest Diagnostics (healthcare) (2021-Present); Director, City National Bank (banking) (2016-2022).
Jane Jelenko Age: 74	Trustee	2006- Present	Former Partner of KPMG LLP and Managing Director of BearingPoint, Inc. (formerly KPMG Consulting) (Retired in 2003).	80	Director, Countrywide Bank (banking) (2003-2008); Director, Cathay General Bancorp and Cathay Bank (banking) (2012-Present).

Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2,3]	Other Directorship(s) Held By Trustee[4]
Charles H. Self III Age: 65	Trustee	2021- Present	Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of iSectors (2014-2021); Chief Investment Officer of Sumnicht & Associates (2014-2021).	80	None.
Martha B. Willis[5] Age: 62	Trustee	2023- Present	President and Founder, MBW Consulting (August 2022-Present); Executive Vice President, Chief Marketing Officer of TIAA (June 2020-March 2022); Executive Vice President, Chief Marketing Officer, Nuveen (May 2016-June 2020); Board Member, Nuveen UCITS funds (investment funds) (2019-2021).	80	None.
Bruce G. Willison Age: 74	Trustee and Chairman	2001- Present	Professor of Management, Anderson School at UCLA (1999-2011); Dean, Anderson School at UCLA (1999-2005); co-founder, Grandpoint Capital, Inc. (2009-2010).	80

Director, Grandpoint Bank (banking) (2011-Present); Director, Indy Mac Bancorp (banking) (2003-2008); Director, Move, Inc.

(internet real estate site) (2003-Present); Director, Health Net, Inc. (health insurance plan) (2000-2016).

Interested Trustee
John T. Genoy[6] Age: 54	President and Trustee	2021- Present	President (since 2021) and Chief Operating Officer (since 2006), SunAmerica; Chief Financial Officer and Director, SunAmerica (2002-2021); Senior Vice President, SunAmerica (2004-2021).	80	None.

[1]	Trustees serve until their successors are duly elected and qualified.
[2]

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: the Trust (61 portfolios); SST (19 portfolios); and VALIC Company I (36 funds).

[3]	Number includes the Trust (61 portfolios) and SST (19 portfolios).
[4]

Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

[5]	Ms. Willis was elected as a new Independent Trustee to the Trust’s Board as of the close of business on January 19, 2023.
[6]	Mr. Genoy is considered to be an Interested Trustee based on his positions with SunAmerica.

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Gregory R. Kingston Age: 57	Treasurer and Principal Financial Officer/Principal Accounting Officer	2014- Present	Senior Vice President, SunAmerica (2014-Present); Vice President, SunAmerica (2001-Present); Head of Mutual Fund Administration, SunAmerica (2014-Present).

Christopher C. Joe Age: 54	Vice President and Chief Compliance Officer	2017- Present	Chief Compliance Officer, Seasons Series Trust, SunAmerica Series Trust and VALIC Company I (2017-Present); Chief Compliance Officer, VALIC Retirement Services Company (2017-Present); Chief Compliance Officer, Invesco PowerShares (2012-2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010-2013); U.S. Compliance Director, Invesco Ltd. (2006-2014); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014-2015).

Gregory N. Bressler Age: 56	Vice President and Assistant Secretary	2005- Present	Assistant Secretary, SunAmerica (2021-Present); Senior Vice President and General Counsel, SunAmerica (2005-Present).

Kathleen D. Fuentes Age: 54	Chief Legal Officer, Vice President and Secretary	2015- Present	Vice President and Deputy General Counsel, SunAmerica (2006-Present).

Matthew J. Hackethal Age: 51	Anti-Money Laundering Compliance Officer	2006- Present	Acting Chief Compliance Officer, SunAmerica (2016-2017); Chief Compliance Officer, SunAmerica (2007-Present); and Vice President, SunAmerica (2011-Present).

Donna McManus Age: 62	Vice President and Assistant Treasurer	2014- Present	Vice President, SunAmerica (2014-Present); Managing Director, BNY Mellon (2009-2014).

Shawn Parry Age: 50	Vice President and Assistant Treasurer	2014- Present	Vice President, SunAmerica (2014-Present); Assistant Vice President, SunAmerica (2005-2014).

Salimah Shamji Age: 51	Vice President	2020- Present	Vice President, SunAmerica (2008-Present).

Christopher J. Tafone Age: 48	Vice President and Assistant Secretary	2021- Present (Vice President); (2016-Present) (Assistant Secretary)	Vice President, SunAmerica (2016 – Present); Associate General Counsel, Corebridge Life & Retirement (2016 – Present).

Leadership Structure of the Board

Overall responsibility for oversight of the Trust and its portfolios rests with the Board. The Trust, on behalf of the Portfolio, has engaged SunAmerica and the Subadviser to manage the Portfolio on a day-to-day basis. The Board is responsible for overseeing SunAmerica, the Subadviser and any other service providers in the operations of the Portfolio in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust (“Declaration”) and By-laws, and the Portfolio’s investment objectives and strategies. The Board is presently comprised of six members, five of whom are Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Trustees also meet at least quarterly in executive sessions, at which no trustee who is an interested person of SunAmerica is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Willison, an Independent Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee (the “Nomination Committee”) and Ethics Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Portfolio, and from time to time may establish informal working groups to review and address the policies and practices of the Portfolio with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolio’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Portfolio is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolio and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Portfolio’s investment management and business affairs, and also by the Portfolio’s Subadviser and other service providers in connection with the services they provide to the Portfolio. Each of SunAmerica, the Subadviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolio, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadviser and the Portfolio’s other service providers (including the Portfolio’s distributor and transfer agent), the Portfolio’s Chief Compliance Officer, the independent registered public accounting firm for the Portfolio, legal counsel to the Portfolio, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolio. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Independent Trustees

Bruce G. Willison. Mr. Willison has served as a Trustee since 2001, and Chairman of the Board since January 1, 2006. He has more than 25 years of experience in the banking industry. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experience serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.

Tracey C. Doi. Ms. Doi has served as a Trustee since 2021. She has more than 20 years of executive and business experience. Ms. Doi also has broad corporate governance experience from serving on multiple corporate boards.

Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for 25 years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She is a director of Cathay General Bancorp and Cathay Bank, the Music Center-Los Angeles Performing Arts Center, the Gabriella Axelrad Education Foundation, and the Constitutional Rights Foundation (emeritus). She is the President and Director of the Center Dance Arts. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.

Charles H. Self III. Mr. Self has served as a Trustee since 2021. He has over 30 years of experience in the investment management industry, including serving as a Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of an investment management firm.

Martha B. Willis. Ms. Willis has served as a Trustee since 2023. She has over 40 years of experience in the financial services industry, including serving as Executive Vice President and Chief Marketing Officer of TIAA and Nuveen from 2016 to 2022, where she led the enterprise marketing, branding and corporate communications teams across TIAA Retirement, TIAA Bank and Nuveen. She served as director and chair of Nuveen’s UCITS funds from 2019 to 2021. She also previously served as Chief Marketing Officer of OppenheimerFunds from 2009 to 2016.

The Board has adopted the Independent Trustee Retirement Policy under which Independent Trustees retire from service as Independent Trustees at the end of the calendar year in which he or she turns 78 years of age. Exceptions may be made for temporary transition periods, as approved and agreed to by the Board and the retiring Independent Trustee.

Interested Trustee

John T. Genoy. Mr. Genoy has served as a Trustee since 2021. He currently serves as President and COO of SunAmerica and President of the Trust and of SST. He joined SunAmerica in 1995. Prior to joining SunAmerica, he was a member of the financial services group at PricewaterhouseCoopers LLP. Mr. Genoy received a B.S. in accounting from Villanova University and is a Certified Public Accountant.

The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SunAmerica or its affiliates. For the Trust and SST (the “Annuity Funds”), an annual fee and expenses are paid to each Trustee who is not an officer or employee of AGL or its affiliates for attendance at meetings of the Board. Effective January 1, 2020, the annual fee paid to each Independent Trustee is $205,000. Trustees are compensated $2,500 for special in-person or telephonic Board meetings. The Independent Chairman receives an additional retainer fee of $67,500. These expenses are allocated on the basis of the relative net assets of each portfolio of the Annuity Funds. Mr. Genoy, who is an interested Trustee by virtue of his employment relationship with SunAmerica, receives no remuneration from the Trust.

Each Independent Trustee serves on each Committee of the Board and Mr. Genoy serves on the Ethics Committee. Members of each Committee serve without compensation, except that Ms. Jelenko, as Audit Committee Chair, receives an additional retainer fee of $12,500 and Mr. Ray, as Nomination Committee Chair, receives an additional retainer fee of $7,500.

The Audit Committee is charged with selecting, overseeing and setting the compensation of the Portfolio’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Portfolio and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met 4 times during the fiscal year ended January 31, 2023.

The Nomination Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by the Trustees to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. Any such recommendations from shareholders should be directed to the attention of the Secretary of the Trust at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302. The Nomination Committee reviews at least annually the independence of the Independent Trustees and the independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its Committees and monitors and evaluates the functioning of the Committees. The Nomination Committee met 3 times during the fiscal year ended January 31, 2023.

The Ethics Committee is responsible for applying the code of ethics applicable to the Trust’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the code of ethics in any particular situation. The Ethics Committee will inform the Board of violations or waivers to the Trust’s code of ethics, as appropriate. Mr. Willison serves as the Chair of the Ethics Committee. The Ethics Committee met 2 times during the fiscal year ended January 31, 2023.

As of June 27, 2023, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of the Portfolio.

TRUSTEE OWNERSHIP OF PORTFOLIO SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2022.

Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Independent Trustees
Tracey C. Doi	0	0
Jane Jelenko	0	0
Charles H. Self III	0	0
Martha B. Willis[3]	N/A	N/A
Bruce G. Willison	0	0
Interested Trustee
John T. Genoy	0	0

[1]	Includes the value of shares beneficially owned by each Trustee in each portfolio of the Trust.
[2]	Includes the Trust (61 portfolios) and SST (19 portfolios).
[3]	Ms. Willis was elected as a new Independent Trustee to the Trust’s Board as of the close of business on January 19, 2023.

As of December 31, 2022, no Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in the Adviser, the Subadviser or the Distributor or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

Compensation of Trustees

The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of AGLIC or its affiliates, for his/her services as Trustee for the fiscal year ended January 31, 2023.

Name of Trustee	Aggregate Compensation from the Portfolios in this SAI	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[1]
Garrett F. Bouton[2]	$150,611	-	$215,000
Tracey C. Doi	163,597	-	215,000
Jane Jelenko	171,195	-	207,917
Gilbert T. Ray[3]	169,300	-	222,500
Charles H. Self III	163,597	-	215,000
Martha B. Willis[4]	12,986	-	17,083
Bruce G. Willison	214,921	-	282,500

[1]	As of January 31, 2023, the Fund Complex included the Trust (61 portfolios), VALIC Company I (36 funds), and SST (19 portfolios).
[2]	Mr. Bouton retired from the Board as of the close of business on January 19, 2023.
[3]	Mr. Ray retired from the Board as of the close of business on June 8, 2023.
[4]	Ms. Willis was elected as a new Independent Trustee to the Trust’s Board as of the close of business on January 19, 2023.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

The Trust, on behalf of the Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day-to-day affairs. The Adviser, located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302, is an indirect, wholly-owned subsidiary of Corebridge, which is a majority-owned subsidiary of AIG, a U.S.-based international insurance organization. AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

AIG, the parent of Corebridge, has announced its intention to sell all of its interest in Corebridge over time (such divestment, the “Separation Plan”). On September 19, 2022, AIG sold a portion of its interest in Corebridge in an initial public offering of Corebridge common stock, following which AIG’s interest in Corebridge is approximately 78%. While AIG and Corebridge believe that Corebridge’s initial public offering did not result in a transfer of a controlling block of outstanding voting securities of SunAmerica or Corebridge (“a Change of Control Event”), it is anticipated that one or more of the transactions contemplated by the Separation Plan will ultimately be deemed a Change of Control Event resulting in the assignment and automatic termination of the current Advisory Agreement. To ensure that SunAmerica may continue to provide advisory services to the Portfolio without interruption, at a meeting held on October 13, 2022, the Board approved a new investment advisory and management agreement with SunAmerica, in connection with the Separation Plan. The Board also agreed to call and hold a joint meeting of shareholders on January 19, 2023, for shareholders of the Portfolio to (1) approve the new investment advisory and management agreement with SunAmerica that would be effective after the first Change of Control Event, and (2) approve any future investment advisory and management agreements approved by the Board and that have terms not materially different from the then-current agreement, in the event there are subsequent Change of Control Events arising from completion of the Separation Plan that terminate the investment advisory and management agreement after the first Change of Control Event. Approval of a future investment advisory and management agreement means that shareholders may not have another opportunity to vote on a new agreement with SunAmerica even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of SunAmerica. At the January 19, 2023 meeting, shareholders of the Portfolio approved the new and future investment advisory and management agreements.

Terms of the Advisory Agreement

The Advisory Agreement provides that SunAmerica shall act as investment adviser to the Portfolio, manage the Portfolio’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SunAmerica’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

The Advisory Agreement, after initial approval with respect to the Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to the Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Advisory Agreement. The Advisory Agreement also provides for automatic termination upon assignment.

Under the terms of the Advisory Agreement, SunAmerica is not liable to the Trust, or the Portfolio, or to any other person, for any act or omission by it or for any losses sustained by the Portfolio or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Advisory Fees

As compensation for its services, the Adviser receives from the Portfolio a fee, accrued daily and payable monthly, based on average daily net assets at the following annual rate:

Fee Rate (as a % of average daily net asset value)[1]
0.80% to $50 million
0.75% next $200 million
0.70% over $250 million
[1]

Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2025 with respect to the Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica under the Advisory Agreement is equal to 0.73% on the first $50 million, 0.68% on the next $200 million and 0.63% over $250 million.

The following table sets forth the total advisory fees received by SunAmerica from the Portfolio pursuant to the Advisory Agreement for the last three fiscal years ended January 31:

2023	2022	2021
$3,204,584	$3,834,638	$3,114,666
[1]

Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2025 with respect to the Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica under the Advisory Agreement is equal to 0.73% on the first $50 million, 0.68% on the next $200 million and 0.63% over $250 million. From November 1, 2020 through July 4, 2023, SunAmerica was contractually obligated to waive its advisory fee with respect to the Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equaled 0.75% of average daily net assets on the first $50 million, 0.70% of average daily net assets on the next $200 million and 0.65% of average daily net assets over $250 million. For the fiscal years ended January 31, 2023, 2022 and 2021, the amounts of the advisory fees waived were $218,184, $263,189 and $57,477, respectively.

The following table sets forth the advisory fees retained by SunAmerica with respect to the Portfolio after paying all subadvisory fees to Invesco Advisers, Inc. (“Invesco”)* for the past three fiscal years:**

2023		2022		2021
% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
0.45%	$1,963,661	0.45%	$2,368,696	0.41%	$1,751,571

*	Prior to July 5, 2023, Invesco served as the subadviser to the Portfolio.
**	The percentages and amounts shown in the table do not reflect any fee waivers and/or expense reimbursements.

SUBADVISORY AGREEMENT

JP Morgan acts as Subadviser to the Portfolio pursuant to the Subadvisory Agreement with SunAmerica. Under the Subadvisory Agreement, the Subadviser manages the investment and reinvestment of the assets of the Portfolio. The Subadviser is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadviser’s fees. Prior to July 5, 2023, Invesco served as the subadviser to the Portfolio.

JP Morgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co.

The Subadvisory Agreement, after initial approval with respect to the Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and may thereafter be renewed from year to year as to the Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the Portfolio’s outstanding voting securities, by SunAmerica on not less than 30 nor more than 60 days’ written notice to the Subadviser, or by the Subadviser on 90 days’ written notice to SunAmerica and the Trust. Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Portfolio, or its shareholders, for any act or omission by it or for any losses sustained by the Portfolio or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

SunAmerica may terminate the Subadvisory Agreement with the Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into subadvisory agreements relating to the Portfolio with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing portfolios, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Portfolio to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolio’s shareholders have approved the Portfolio’s reliance on the no-action relief. SunAmerica will determine if and when the Portfolio should rely on the no-action relief.

As of the date of this SAI, SunAmerica has not paid JP Morgan any subadvisory fees with respect to the Portfolio. The following table sets forth the aggregate subadvisory fees paid to Invesco by SunAmerica for the past three fiscal years:

2023		2022		2021
% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
0.28%	$1,240,923	0.28%	$1,465,942	0.32%	$1,363,094

PORTFOLIO MANAGERS

Other Accounts

The portfolio managers primarily responsible for the day-to-day management of the Portfolio, all of whom are listed in the Prospectus (“Portfolio Managers”), are often engaged in the management of other accounts, which may include registered investment companies and pooled investment vehicles. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of March 31, 2023 (unless otherwise noted), are provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee that is all or partly based on the account’s performance are provided in the footnotes below.

Subadviser	Portfolio Managers	Other Accounts (As of March 31, 2023)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
JP Morgan	Davis, Scott Raina, Shilpee Small, David	20 20 16	$25,350,084 $25,350,084 $31,477,453	6 7 1	$12,085,735 $15,003,589 $13,429,216	32 32 26	$16,083,327 $16,634,109 $ 7,363,408

Potential Conflicts of Interest

As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolio. In certain instances, conflicts may arise in their management of the Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among the Portfolio and such Other Client Accounts.

•

Trade Allocations. Conflicts may arise between the Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, the Adviser (solely for the purposes of this section “Potential Conflicts of Interest,” the term “Adviser” is defined to include SunAmerica or the Subadviser, as applicable) may determine that there is a security that is suitable for the Portfolio, as well as, for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within the Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trust and the Adviser generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trust and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolio and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•

Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Portfolio and Other Client Accounts may result in the Portfolio Managers devoting a disproportionate amount of time and attention to the management of the Portfolio and Other Client Accounts if the Portfolio and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser seeks to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser does not track the time a Portfolio Manager spends on the Portfolio or a single Other Client Account, the Adviser periodically assesses whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•

Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the SunAmerica Code (defined below) and Subadviser’s code of ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the SunAmerica Code and Subadviser’s code of ethics will eliminate such conflicts.

Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in connection with each Adviser’s management of the Portfolio, investments and such Other Client Accounts.

Compensation

Pursuant to the Subadvisory Agreement, the Subadviser is responsible for paying its own expenses in connection with the management of the Portfolio, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers is described below.

JPMorgan. JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.

These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.

Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.

JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives: and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise of up to 60% of overall incentive compensation, depending on an employee’s pay level.

Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Portfolio(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return, 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other portfolios available in the plan or can take the form of RSUs.

Ownership of Portfolio Managers

As of the date of this SAI, none of the Portfolio Managers had any ownership interest in the Portfolio.

PERSONAL SECURITIES TRADING

The Trust, the Adviser and the Distributor have adopted a written code of ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which governs, among other things, the personal trading activities of certain access persons of the Portfolio. The SunAmerica Code is designed to detect and prevent conflicts of interests between the Portfolio and the personal trading activities of certain access persons. The SunAmerica Code is filed as an exhibit to the Trust’s registration statement. SunAmerica reports violations of the SunAmerica Code to the Board.

The Subadviser has adopted a code of ethics (a “Code of Ethics”). Such provisions may be more restrictive than the provisions set forth in the SunAmerica Code. Material violations of the Subadviser’s Code of Ethics by employees who provide direct services to the Portfolio or those that involve the subadvised Portfolio are reported to the Board.

DISTRIBUTION AGREEMENT

The Trust, on behalf of the Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of SunAmerica, a registered broker-dealer and an indirect wholly-owned subsidiary of Corebridge, which is a majority-owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Portfolio to the Separate Accounts of the Life Companies. The address of the Distributor is 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302. The Distribution Agreement provides that the Distributor may distribute shares of the Portfolio. The Distribution Agreement also provides that the Distributor will pay for promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to the Portfolio, for distribution to persons who are not shareholders of the Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolio, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders.

After its initial approval, the Distribution Agreement will continue in effect for an initial two-year term and thereafter from year to year, with respect to the Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the Independent Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to the Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to the Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

RULE 12b-1 PLANS

The Board has adopted a Rule 12b-1 Plan for Class 1 shares (the “Class 1 Plan”), Class 2 shares (the “Class 2 Plan”) and Class 3 shares (the “Class 3 Plan” and, together with the Class 1 Plan and Class 2 Plan, the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Reference is made to “Account Information” in the Prospectus for certain information with respect to the 12b-1 Plans. The Class 1 Plan does not provide for a service fee. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 and Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contractholders who are the indirect beneficial owners of the Portfolio’s Class 2 and Class 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described above.

Account Maintenance and Service Fees

The following table sets forth the account maintenance and service fees paid by the Portfolio in Class 1, Class 2 and Class 3 shares for the fiscal year ended January 31, 2023.

2023
Class 1	Class 2	Class 3
N/A	$4,678	$264,544

Continuance of the 12b-1 Plans with respect to the Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1, Class 2 and Class 3 shares of the Portfolio, without approval of the shareholders of the Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to the Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1, Class 2 and Class 3 shares of the Portfolio. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to the Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1, Class 2 and Class 3 shares of the Portfolio.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Since the shares of the Portfolio are offered only in connection with the Variable Contracts, or certain other deferred tax arrangements and to funds-of-funds, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for such Variable Contracts. Purchasers of Variable Contracts should also consult their tax advisors regarding specific questions as to federal, state and local taxes.

Under the Code, the Portfolio is treated as a separate regulated investment company provided that certain qualification requirements are met. To qualify as a regulated investment company, the Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships (“QPTPs”)” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains, and other traditionally permitted regulated investment company income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs.

Certain of the Portfolio’s investments in MLPs may be considered QPTPs and, therefore, the extent to which the Portfolio may invest in MLPs is limited by the Portfolio’s intention to qualify as a regulated investment company. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTPs. Portfolio investments in partnerships, including in QPTPs, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

So long as the Portfolio qualifies as a regulated investment company, the Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends, provided that the Portfolio satisfies a minimum distribution requirement as described below. However, any taxable income or gain the Portfolio does not distribute will be subject to tax at regular corporate rates. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at NAV unless the transfer agent is instructed otherwise.

The Portfolio may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things.

If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement and does not timely cure the failure, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Further, if the Portfolio should fail to qualify as a regulated investment company, the Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.

Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with Variable Contracts. In order to avoid imposition of the excise tax, the Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.

In addition, the Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, the Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies , partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

The Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans; if the Portfolio were to sell its shares to other categories of shareholders, the Portfolio may fail to comply with applicable Treasury Department requirements regarding investor control. If the Portfolio should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code. All income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter, even if the contracts became adequately diversified.

The Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the stated redemption price at maturity of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by the Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, the Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.

Options, forward contracts, futures contracts and foreign currency transactions entered into by the Portfolio will be subject to special tax rules. These rules may accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income, and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by the Portfolio.

In certain situations, the Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates.

The Portfolio may hold residual interests in REMICs. Certain types of income received by the Portfolio from REITs, REMICs, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as “excess inclusion income.” To shareholders of the Portfolio, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Portfolio.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that the Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by the Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Portfolio from transactions in OTC options written by the Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by the Portfolio from transactions in OTC options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by the Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.

A substantial portion of the Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles,” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules that may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules that may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules that may suspend the holding period of securities owned by the Portfolio when offsetting positions are established, which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules that may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions that form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

As a result of entering into swap contracts, the Portfolio may make or receive periodic net payments. The Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, the Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when the Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by the Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Portfolio for more than one year. In general, the Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to U.S. federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, the Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known.

If the Portfolio receives dividend income from U.S. sources, it will annually report certain amounts of its dividends paid as eligible for the dividends-received deduction, and if the Portfolio incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolio. The benefits to the Life Companies will not be passed to you or the Portfolio.

For the fiscal year ended January 31, 2023, the Portfolio had no capital loss carry-forwards.

PORTFOLIO TURNOVER

The Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. The Portfolio’s turnover rate would equal 100% if each security in the Portfolio was replaced once per year.

SHARES OF THE TRUST

The Trust is organized as a Massachusetts business trust. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its declaration of trust. The Portfolio offers Class 1, Class 2 and Class 3 shares.

Some of the more significant provisions of the Trust’s Declaration are described below. The descriptions of these provisions are qualified in their entirety by reference to the Declaration, which is incorporated herein by reference to this registration statement.

Shareholder Voting

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any portfolio or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any portfolio or class to another entity, or a series or class of another entity, or terminate the Trust or any portfolio or class.

These provisions would permit the Portfolio to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund-of-funds structure.

The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Trust’s By-laws provide that a shareholder meeting will be called upon the written request of the shareholders holding shares representing, in the aggregate, not less than one-third of the outstanding shares, subject to certain conditions, including the payment of certain expenses.

All shareholders of record of all portfolios and classes of the Trust vote together, except where required by the 1940 Act to vote separately by portfolio or by class, or when the Trustees have determined that a matter affects only the interests of one or more portfolios or classes of shares.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees, and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees then in office.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal rights with respect to their shares, and except as the Trustees may determine, are not entitled to preemptive, conversion, exchange or similar rights. The Trust may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Trust with identification required by law, or if the Trust is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Portfolios and Classes

The Declaration provides that the Trustees may establish portfolios and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the portfolios and classes. The Trustees may change any of those features, terminate any portfolio or class, combine portfolios with other portfolios in the Trust, combine one or more classes of the portfolio with another class in that portfolio or convert the shares of one class into shares of another class.

Each share of the Portfolio, as a series of the Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration, however, provides that shareholders are not personally liable for the obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. The Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.

The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any portfolio, in connection with the affairs of the Trust or any portfolio, and that a Trustee, officer or employee is liable to the Trust and any portfolio only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law.

The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. The Declaration also provides for the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. Any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The provisions of the Declaration with respect to indemnification of covered persons do not affect any rights under any contract such persons might have with respect to indemnification by the Trust.

Derivative and Direct Actions

The Declaration provides a detailed process for the bringing of actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder claims, demands, and derivative actions. Prior to bringing an action, a shareholder must first make a demand on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholder must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected Portfolio.

The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the Independent Trustees determine that maintaining the suit would not be in the best interests of the Portfolio, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good-faith exercise of their business judgment on behalf of the Trust. Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. A shareholder may not bring a direct action claiming injury as a shareholder of the Trust, or an affected portfolio, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of an affected portfolio, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the affected portfolio, generally. If a derivative or direct action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.

The Declaration further provides that the Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a shareholder bringing a derivative or direct action only if required by law, and any attorneys’ fees that the Trust is obligated to pay shall be calculated using reasonable hourly rates.

The Declaration requires that any action commenced by a shareholder be brought in the U.S. District Court for the District of Massachusetts (Boston Division) or, if that is not a proper forum, then such action must be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts. In addition, trial by jury is waived to the fullest extent permitted by law.

The classes of shares of a given portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and 3 shares; and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares.

Shares of the Trust are owned through the Life Companies’ separate accounts, through SDAP and SDSP of the Trust, and through the Seasons Managed Allocation Portfolios of the Seasons Series Trust and the Trust’s Allocation Portfolios for which SunAmerica serves as investment adviser and that are managed as “funds of funds.” As of June 23, 2023, the ownership of the Portfolio’s shares is as follows:

	AGL	Allocation Portfolios	Nassau	SA Global Index Allocation	Seasons Managed Allocation Portfolios	SA VCP Index Allocation Portfolio	SA VCP Dynamic Allocation Portfolio	SA VCP Dynamic Strategy Portfolio	USL	VALIC
Class 1	10.36%	0.00%	0.00%	0.00%	10.47%	0.00%	0.00%	78.74%	0.43%	0.00%
Class 2	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Class 3	91.09%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	7.76%	1.15%

AGL’s address is 2727-A Allen Parkway, Houston, Texas 77019. Nassau’s address is 1 American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. USL’s address is One World Financial Center, 200 Liberty Street, New York, New York 10281. VALIC’s address is 2929 Allen Parkway, Houston, Texas 77019. The Allocation Portfolios, each a series of the Trust, consist of SA Global Index Allocation 60/40 Portfolio, SA Global Index Allocation 75/25 Portfolio, SA Global Index Allocation 90/10 Portfolio, SA Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio, SA Index Allocation 90/10 Portfolio and SA VCP Index Allocation Portfolio and their address is 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367. SDAP and SDSP are each a series of the Trust and their address is 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367. The Seasons Managed Allocation Portfolios, each a series of SST, consist of SA Allocation Balanced Portfolio, SA Allocation Growth Portfolio, SA Allocation Moderate Growth Portfolio and SA Allocation Moderate Portfolio and their address is 21650 Oxnard Street, 10th Floor, Woodland Hills, California 91367.

PRICE OF SHARES

Shares of the Trust are currently offered only to the Separate Accounts of the Life Companies and to funds-of-funds. The Trust is open for business on any day the NYSE is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). The Portfolio calculates the NAV of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The Board has designated SunAmerica as its “valuation designee,” subject to its oversight. SunAmerica utilizes the Portfolio’s policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Portfolio, including procedures for the fair valuation securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee that is responsible for, among other things, making certain determinations in connection with the Portfolio’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other portfolios. A description of the pricing procedures that are generally used to value the securities held by the Portfolio are described below.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the valuation designee will adjust the previous closing prices in accordance with the Portfolio’s pricing procedures to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Futures contracts traded on national exchanges are valued at the quoted daily settlement price established by the exchange on which they trade as reported by a pricing service approved by the valuation designee. Option contracts traded on national exchanges are valued at the mean of the last bid and ask price reported by a pricing service approved by the valuation designee as of the close of the exchange for which they are traded. Option contracts traded OTC are valued at the mid-valuation provided by a pricing service approved by the valuation designee. Swaptions and other option derivatives (i.e., straddle options) are valued at a mid-valuation provided by a pricing service approved by the valuation designee. Swap contracts traded on national exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid-valuation provided by a pricing service approved by the valuation designee. Swap contracts traded OTC will be valued at a mid-valuation provided by a Board-approved pricing service. Investments in registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service. The pricing services may use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option-adjusted spreads models, prepayments projections, interest-rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Senior floating-rate loans are valued at the average of available bids in the market for such loans, as provided by a Board-approved loan pricing service.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, available from the broadest and most representative market, that may be either a securities exchange or OTC market.

Each business day, the Portfolio’s NAV is transmitted electronically to insurance companies that use the Portfolio as an underlying investment option for Variable Contracts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser or the Subadviser is responsible for decisions to buy and sell securities for the Portfolio, selection of broker-dealers and negotiation of commission rates. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including, without limitation: the economic result to the Portfolio (involving both price paid or received and any commissions and other costs); the value of the expected contribution of the broker through brokerage and research services to the investment performance of the Portfolio and other clients of the Adviser or the Subadviser through client commission benefits, as discussed below; the timeliness and efficiency with which the transaction is effected where a large block is involved; the availability of the broker to stand ready to execute potentially difficult transactions; and the financial strength, reliability, integrity, operational capabilities and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares are not considered in the selection of a broker to execute transactions in portfolio securities for the Portfolio.

A factor in the selection of brokers is the receipt of research services—analyses and reports concerning markets, issuers, industries, securities, economic factors and trends—and other statistical and factual information. Research services may come in the form of research reports via electronic delivery or print, oral discussions and personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or the Subadviser.

The Adviser or the Subadviser may cause the Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged for executing the same transaction, if in its view the greater commission is reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer to the Adviser or the Subadviser viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or the Subadviser. No specific value can be determined for research services furnished without cost to the Adviser or the Subadviser by a broker. The Adviser or the Subadviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser or the Subadviser’s research and analysis. However, to the extent that research services of value are provided by broker- dealers with or through whom the Adviser or the Subadviser places the Portfolio’s portfolio transactions, the Adviser or the Subadviser may be relieved of expenses it might otherwise bear. The Adviser or the Subadviser does not seek to allocate to any particular client account the relative costs or benefits of research services received from a broker-dealer. Rather, the Adviser or the Subadviser believes that any research services received from a broker-dealer are, in the aggregate, of assistance to the Adviser or the Subadviser in fulfilling its overall responsibilities to its clients. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser or the Subadviser’s investment advice. Accordingly, research services furnished by broker-dealers may be used in servicing some or all client accounts and not all services may be used in connection with the Portfolio or account that paid commissions to the broker-dealer providing such services. As discussed below, certain transactions do not generate brokerage commissions and therefore client accounts that trade in such assets, including the Portfolio, may benefit from, or be “cross-subsidized” by, research services received by the Adviser or the Subadviser through accounts that pay brokerage commissions. The investment advisory fees paid by the Portfolio are not reduced because the Adviser or the Subadviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser or the Subadviser may designate the use of broker-dealers who have agreed to provide the Adviser or the Subadviser with certain statistical, research and other information.

Although the objectives of other accounts or investment companies that the Adviser or the Subadviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by the Portfolio and one or more other accounts or investment companies that the Adviser or the Subadviser manages. However, the position of each account or company in the securities of the same issuer may vary with the length of time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of the Portfolio and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser or the Subadviser. The Adviser or the Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of the Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

Under the European Union’s (the “EU”) Markets in Financial Instruments Directive (“MiFID II”), investment managers in the EU may not use client brokerage commissions to pay for research from brokers. Investment managers in the EU are instead required to either pay for research out of their own profit and loss or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. To the extent a subadviser is located in the EU, it will be subject to the restrictions of MiFID II in connection with its management of the Portfolio.

Certain transactions in portfolio securities may be principal transactions with issuers and dealers at net prices which entail no brokerage commissions, while other transactions such as those on a national securities exchange are on an agency basis. When the Portfolio purchases or sells securities or financial futures on an exchange, it pays a commission to any broker or futures commission merchant executing the transaction. When the Portfolio purchases securities from a market-maker, it pays no commission but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction. In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser or the Subadviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Commission Recapture Program. Effective December 1, 2004, the Trust implemented a commission recapture program. The Board determined that a commission recapture program is in the best interest of the Portfolio and its shareholders and therefore has conveyed that information to the Subadviser. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of its commission to the Portfolio. The Portfolio may participate in a commission recapture program, provided the Portfolio Manager(s) can obtain the best price and execution for trades. Thus, the Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for the Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other portfolio. SunAmerica will continue to waive its fees or reimburse expenses for any portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the commission recapture program.

The following table reflects the commission recapture activity for the fiscal year ended January 31, 2023.

2023
Amount ($)	% of Assets
$2,589	0.00%

Brokerage Commissions

The following tables set forth the brokerage commissions paid by the Portfolio and the amounts of the brokerage commissions paid to affiliated broker-dealers of the Portfolio for the last three fiscal years ended January 31, 2023, 2022 and 2021.

Fiscal Year Ended, Jan. 31	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions Through Affiliated Broker- Dealers
2023	$145,681	—	—	—
2022	$120,906	—	—	—
2021	$161,807	$301	0.19%	0.15%

In addition, for the fiscal year ended January 31, 2023, the Portfolio directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to Invesco:

Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers
$510,284,632	$131,598

The policy of the Trust with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

The following table sets forth the value of the Portfolio’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of January 31, 2023.

Broker Dealer	Debt/Equity	(Amount ($) 000’s)
JPMorgan Chase & Co.	E	$12,529

The Adviser and the Subadviser and their respective affiliates may manage, or have proprietary interests in, accounts with similar, dissimilar or the same investment objectives as one or more portfolios of the Trust. Such accounts may or may not be in competition with the Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of the Portfolio’s investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good-faith equitable basis at the discretion of the account’s adviser. In some cases, this system may adversely affect the price or size of the position obtainable for the Portfolio.

If determined by the Adviser or the Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadviser may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding the Portfolio’s proposed investment activities that is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

It is possible that the Portfolio’s holdings may include securities of entities for which the Subadviser or its affiliate performs investment banking services as well as securities of entities in which the Subadviser or its affiliate makes a market. From time to time, such activities may limit the Portfolio’s flexibility in purchases and sales of securities. When the Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

FINANCIAL STATEMENTS

The Trust’s audited financial statements with respect to the Portfolio for the fiscal year ended January 31, 2023 are incorporated into this SAI by reference to its 2023 Annual Report to shareholders. You may request a copy of the 2023 Annual Report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.

GENERAL INFORMATION

Custodian

State Street, One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties.

Transfer Agent

VALIC Retirement Services Company, 2929 Allen Parkway, Houston, Texas 77019, is the Trust’s transfer and dividend disbursing agent pursuant to the Master Transfer Agency and Service Agreement (“Service Agreement”). The Service Agreement provides for a combined annual payment of $150,000 by the Trust and Seasons Series Trust for transfer agency and related services. The transfer agency charge will be allocated based on the number of shareholders per each trust.

Independent Registered Public Accounting Firm and Legal Counsel

PricewaterhouseCoopers LLP (“PwC”), 1000 Louisiana Street, Suite 5800, Houston, Texas 77002-5678, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.

The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as legal counsel to the Trust.

Reports to Shareholders

Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolio, financial statements and other information.

Disclosure of Portfolio Holdings Policies and Procedures

The Board has adopted policies and procedures relating to disclosure of the Portfolio’s securities. These policies and procedures prohibit the release of information concerning portfolio holdings that have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolio’s shares and other parties that are not employed by SunAmerica or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio and its participants) are met, the Trust does not provide or permit others to provide information about the Portfolio’s holdings on a selective basis.

The Portfolio’s complete portfolio holdings will be publicly available via SEC filings made by the Portfolio on a fiscal quarterly basis. The Portfolio files monthly portfolio holdings on Form N-PORT quarterly, with every third month of the Portfolio’s fiscal quarter made publicly available no later than 60 days after the close of the fiscal quarter. The Portfolio’s portfolio holdings are also made available on Form N-CSR for the Portfolio’s second and fourth fiscal quarters no later than 10 days after the transmission to shareholders of the Portfolio’s semi-annual report and annual report, respectively. A schedule of the complete holdings of the Portfolio will also be available on the Portfolio’s website approximately 30 days after the end of each month.

In addition, the Trust generally makes publicly available, on a periodic basis, information regarding the Portfolio’s top ten holdings (including name and percentage of the Portfolio’s assets invested in each holding) and the percentage breakdown of the Portfolio’s investments by country, sector and industry, as applicable. This information, marketing communications (including printed advertising and sales literature) is generally made available at www.aig.com/funds or online through the internet websites of the life insurance companies offering the Portfolio as an investment option and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about the Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of SunAmerica and the Trust. The Trust’s Chief Compliance Officer and/or SunAmerica’s legal counsel are responsible for authorizing the selective release of portfolio holding information. To find that it is in the shareholders’ best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Portfolio’s operation or useful to the Portfolio’s shareholders without compromising the integrity or performance of the Portfolio. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and to not use the information for the purpose of trading in the shares of the Portfolio for any reason.

The Trust’s executive officers and SunAmerica’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolio’s participants and the Portfolio’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolio’s operation or useful to the Portfolio’s participants without compromising the integrity or performance of the Portfolio.

Non-public holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Portfolio by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolio’s holdings include SunAmerica and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Portfolio. Portfolio holdings information may also be provided to the Board. The entities to which the Trust provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolio are required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Trustees review a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolio and its participants.

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Subadviser. The Subadviser is continuously provided with the entire portfolio holdings for the Portfolio on a daily basis. In the case of a multi-managed portfolio, the Subadviser has access only to that portion of the portfolio’s holdings that it subadvises. In the event the Subadviser is engaged to assume subadvisory duties of the Portfolio, the Trust routinely discloses portfolio holdings information to such Subadviser prior to its assumption of duties.

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PwC. PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolio’s financial statements. PwC does not disclose to third parties information regarding the Portfolio’s holdings.

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Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information during the period in which the annual audits are performed on the Portfolio’s financial statements. E&Y does not disclose to third parties information regarding the Portfolio’s holdings.

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State Street. State Street, as custodian to the Portfolio, has daily access to the entire holdings of the Portfolio. State Street does not disclose or release information regarding the Portfolio’s holdings except as instructed by the Portfolio.

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Broadridge Financial Solutions, Inc. (“Broadridge”). The Performance Measurement Group discloses the entire portfolio holdings information for the Portfolio on a monthly basis to Broadridge approximately fifteen (15) days after the month end. Broadridge analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Portfolio’s asset class and category in order to place the Portfolio in the appropriate peer group. Broadridge does not disclose the entire portfolio holdings of the Portfolio, but does disclose the information listed above. This information is made available to Broadridge subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

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Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. Information regarding the Portfolio is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Entire portfolio holdings information is available to subscribers within approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

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S&P. The Performance Measurement Group discloses the entire portfolio holdings information for the Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Portfolio’s asset class and category in order to place the Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of the Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

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Bloomberg L.P. (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for the Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

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Thomson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for the Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thomson Financial’s various databases within a few days of its receipt.

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Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after the Portfolio’s fiscal quarter. Financial printers assist the Portfolio with the filing of its annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

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Investment Company Institute (“ICI”). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolio on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose the Portfolio’s holding information publicly.

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Zeno Consulting Group (“Zeno”). State Street provides purchase and sale information with respect to the Portfolio’s equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Zeno analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolio and Zeno does not disclose publicly the information it receives or the reports it prepares. SunAmerica’s contract with Zeno includes a confidentiality clause.

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Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG Funds. Diligent also hosts the Board’s online meeting materials.

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Institutional Shareholder Services (“ISS”). ISS downloads weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolio and is not publicly disclosed. SunAmerica’s contract with ISS includes a confidentiality clause.

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SunAmerica Retirement Markets, Inc. (“SARM”). SARM, as the primary marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolio in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the Subadviser by certain SARM employees who are supervised by SunAmerica. SARM is continuously provided with the entire portfolio holdings for the Portfolio on a daily basis.

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Legal Counsel. Legal counsel to the Trust, the Board, SunAmerica and the Subadviser may receive information regarding portfolio holdings from time to time or periodically in connection with providing legal services to the Trust, the Board, SunAmerica or the Subadviser. The information provided is subject to a legal duty of confidentiality.

Additional Information about Shareholder Voting

Shares of the Trust are owned through the Separate Accounts of the Life Companies and through funds-of-funds.

The Separate Accounts are the primary shareholders of the Trust. Each Separate Account is a segregated asset account established by a Life Company. At shareholder meetings, each Life Company votes the shares of a portfolio held by its Separate Account(s) in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Each Life Company votes shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received.

The number of shares of beneficial interest in a portfolio for which a Variable Contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s Variable Contract. Each outstanding share of a portfolio is entitled to one vote and each fractional share is entitled to a fractional vote.

With respect to those shares of the Trust held by funds-of-funds, funds-of-funds will vote the shares of their underlying portfolios in accordance with the funds-of-funds’ proxy voting policies and procedures.

Proxy Voting Policies and Procedures

Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to Portfolio securities (the “Policies”). The Policies were drafted according to recommendations from SunAmerica, its affiliates and an independent proxy voting firm. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Portfolio and the Portfolio’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of Portfolio proxies in accordance with the Policies. The Proxy Voting Committee will consist of (i) a member of the Investment Management Department, (ii) at least one member of SunAmerica’s Compliance Department and (iii) at least one person with respect to SunAmerica who oversees the Portfolio’s subadvisers (or their designees).

SunAmerica has engaged the services of an independent voting firm to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Portfolio with certain responsibilities including recordkeeping of proxy votes. The Portfolio is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. The Portfolio generally will abstain on “social issue proposals.”

The Proxy Voting Committee’s practice is generally not to vote in circumstances where, in its determination, the cost of voting exceeds the expected benefit of voting a particular proxy. In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Portfolio. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”) according to recommendations from SunAmerica and the independent proxy voting firm. The Guidelines identify certain vote items to be determined on a case-by-case basis and certain vote items that will be voted upon in accordance with the standards set out in the Guidelines. With respect to vote items to be determined on a case-by-case basis and with respect to proposals not specifically addressed by the Policies, the Proxy Voting Committee will generally rely on the guidance or a recommendation from the independent proxy voting firm, but may also rely on any of the subadvisers of the Portfolio, or other sources. The Adviser or subadvisers of the Portfolio may propose to deviate from the Guidelines or guidance or recommendations from the independent proxy voting firm. The Proxy Voting Committee in these instances will recommend the vote that it believes will maximize value for, and is in the best interests of, Portfolio shareholders.

Examples of the Portfolio’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Portfolio’s voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;
•	Generally vote against mutual fund shareholder proposals to terminate the investment adviser;
•	Vote on a case-by-case basis regarding merger and acquisition matters; and
•	Vote on a case-by-case basis on equity compensation plans.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will, in most instances, adequately address any possible conflicts of interest, as votes generally are effected according to the Policies or recommendations of the independent proxy voting firm.

If, however, a situation arises where a vote presents a conflict between the interests of the Portfolio’s shareholders and the interests of the Adviser or one of its affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with at least one Director or Trustee, as the case may be, who is not an “interested person,” (as that term is defined in the 1940 Act) of the Portfolio or the Adviser, time permitting, before casting the vote to ensure that the Portfolio votes in the best interests of the Portfolio’s shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (i) any determination to vote a particular proxy in a manner contrary to its generally stated Guidelines, (ii) any determination to vote a particular proxy in a non-uniform manner, and (iii) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The independent proxy voting firm will maintain records of voting decisions for each vote cast on behalf of the Portfolio. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov or can be obtained, without charge, upon request, by calling (800) 858-8850.

Board Reporting. The Portfolio’s Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

APPENDIX

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Moody’s Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s Global Long-Term Rating Scale:

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Global Short-Term Ratings Scale:

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2	Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Bond Fund (bf) Ratings

Bond Fund Ratings are opinions of the maturity-adjusted credit quality of investments within mutual funds and similar investment vehicles that principally invest in fixed income obligations. As such, these ratings primarily reflect Moody’s assessment of the creditworthiness of the assets held by the fund, adjusted for maturity. Other risks, such as liquidity, operational, interest rate, currency and any other market risk, are excluded from the rating. Bond fund ratings specifically do not consider the historic, current, or prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.

Aaa-bf	Bond Funds rated Aaa-bf generally hold assets judged to be of the highest credit quality.
Aa-bf	Bond Funds rated Aa-bf generally hold assets judged to be of high credit quality.
A-bf	Bond Funds rated A-bf generally hold assets considered upper-medium credit quality.
Baa-bf	Bond Funds rated Baa-bf generally hold assets considered medium credit quality.
Ba-bf	Bond Funds rated Ba-bf generally hold assets judged to have speculative elements.
B-bf	Bond Funds rated B-bf generally hold assets considered to be speculative.
Caa-bf	Bond Funds rated Caa-bf generally hold assets judged to be of poor standing.
Ca-bf	Bond Funds rated Ca-bf generally hold assets that are highly speculative and that are likely in, or very near, default, with some prospect of recovery of principal and interest.
C-bf	Bond Funds rated C-bf generally hold assets that are in default, with little prospect for recovery of principal or interest.

Moody’s Money Market Fund (mf) Ratings

Moody’s Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. The ratings are not intended to consider the prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.

Aaa-mf	Money market funds rated Aaa-mf have very strong ability to meet the dual objectives of providing liquidity and preserving capital.
Aa-mf	Money market funds rated Aa-mf have strong ability to meet the dual objectives of providing liquidity and preserving capital.
A-mf	Money market funds rated A-mf have moderate ability to meet the dual objectives of providing liquidity and preserving capital.
Baa-mf	Money market funds rated Baa-mf have marginal ability to meet the dual objectives of providing liquidity and preserving capital.
B-mf	Money market funds rated B-mf are unable to meet the objective of providing liquidity and have marginal ability to meet the objective of preserving capital.
C-mf	Money market funds rated C-mf are unable to meet either objective of providing liquidity or preserving capital.

S&P Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically within an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. We would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings we assign to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

S&P Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise we impute; and
•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Plus (+) or minus (-)

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

S&P Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

S&P Active Qualifiers

L	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p

This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Prelim

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir

This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

S&P Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

G	The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
pi

This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

pr

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q	A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C

Near Default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

• The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
• The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
• The formal announcement by the issuer or their agent of a distressed debt exchange;

•  A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
• An uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
• Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
• Has not otherwise ceased operating. This would include:
• The selective payment default on a specific class or currency of debt;

•  The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•  The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended. For Viability Ratings, the modifiers ‘+’ or ‘-’ may be appended to a rating to denote relative status within categories from ‘aa’ to ‘ccc’. For Derivative Counterparty Ratings the modifiers ‘+’ or ‘-’ may be appended to the ratings within ‘AA(dcr)’ to ‘CCC(dcr)’ categories.

Fitch Short-Term Ratings Assigned to Issuers or Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.
RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating that a rating could stay at its present level or potentially be upgraded, “Negative”, to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving” if ratings may be raised, lowered or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.

A Rating Watch is typically event-driven, and as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a Rating Action Commentary be published every six months after a rating has been placed on Rating Watch, except in the case described below.

Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the Rating Action Commentary that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.

Rating Outlooks and Watches

Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached or been sustained the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”

Outlooks are currently applied on the long-term scale to certain issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and to both issuer ratings and obligations ratings in public finance in the U.S.; to issues in infrastructure and project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to Viability Ratings, Support Ratings and Support Rating Floors. Derivative counterparty ratings are also not assigned Outlooks.

Ratings in the ‘CCC’, ‘CC’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.

Outlook Revisions

Outlook revisions (e.g. to Rating Outlook Stable from Rating Outlook Positive) are used to indicate changes in the ratings trend. In structured finance transactions, the Outlook may be revised independently of a full review of the underlying rating.

An Outlook revision may also be used when a series of potential event risks has been identified, none of which individually warrants a Rating Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified that could lead to a change in ratings, but where the conditions and implications of that event are largely unclear and subject to high execution risk over a one- to two-year period.

Additional Usage of Primary Credit Rating Scales

Expected Ratings

Where a rating is referred to as “expected,” alternatively referred to as “expects to rate,” it will have a suffix as (EXP). This indicates that the assigned rating may be sensitive to (i) finalization of the terms in the draft documents or (ii) fulfilment of other contingencies at closing. For example: Expected ratings can be assigned based on the agency’s expectations regarding final documentation, typically based on a review of the draft documentation provided by the issuer. When final documentation is received, the (EXP) suffix typically will be removed and the rating updated if necessary. Fitch may also employ “expects to rate” language for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure or merger). Conversely, Fitch may choose not to append the (EXP) suffix, even if there are contingencies to fulfil, if Fitch determines that the rating is not expected to be sensitive to the manner in which, or the extent to which, any of these contingencies are fulfilled. While ratings typically only remain as “expected” for a short time, determined by timing of transaction closure, restructuring, refinancing, corporate reorganization, etc., they may still be raised, lowered or placed on Rating Watch or withdrawn. Expected Ratings are applicable to both public and private ratings.

Private Ratings

Fitch prepares private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs. Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings

Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned. The impact of individual issues under the program on the overall credit profile of the issuer will be assessed at the time of issuance. Therefore, it should not be assumed that program ratings apply to every issue made under the program. Program ratings may also change because the rating of the issuer has changed over time and instruments may have different terms and conditions compared with those initially envisaged in the program’s terms.

“Interest-Only” Ratings

Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings

Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date. These ratings do not address the possibility that a security holder may not receive some or all of the interest due.

“Unenhanced” Ratings

Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms. In some cases, Fitch may choose to assign an unenhanced rating along with a credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Rating Actions

Assignment (New Rating)	A rating has been assigned to a previously unrated issuer or issue.

Publication (Publish)

Initial public announcement of a rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published. In cases where the publication coincides with a rating change, Fitch will only publish the changed rating. The rating history during the time when the rating was private will not be published.

Affirmations	The rating has been reviewed with no change in rating through this action. Ratings affirmations may also include an affirmation of, or change to, an Outlook when an Outlook is used.

Upgrade	The rating has been raised in the scale.

Downgrade	The rating has been lowered in the scale.

Reviewed No Action

The rating has been reviewed by a credit rating committee with no change in rating or Outlook. As of the review date, the credit rating committee determined that nothing had sufficiently changed to warrant a new rating action. Such review will be published on the agency’s website, but a Rating Action Commentary will not be issued.

Matured/Paid-In-Full

‘Matured’—Denoted as ‘NR’. This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR’. ‘Paid-In-Full’—Denoted as ‘PIF’. This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.

Pre-refunded	Assigned to certain long-term U.S. public finance issues after Fitch assesses refunding escrow.

Withdrawn

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Withdrawals may occur for one or several of the following reasons:

•  Incorrect or insufficient information.

•  Bankruptcy of the rated entity, debt restructuring or default.

•  Reorganization of rated entity (e.g. merger or acquisition of rated entity or rated entity no longer exists).

•  The debt instrument was taken private.

•  Withdrawal of a guarantor rating.

•  An Expected Rating that is no longer expected to convert to a Final Rating.

•  Criteria or policy change.

•  Bonds were pre-refunded, repaid early (off schedule), or canceled. This includes cases where the issuer has no debt outstanding and is no longer issuing debt.

•  Ratings are no longer considered relevant to the agency’s coverage.

•  Commercial reasons.

•  Other reasons.

When a public rating is withdrawn, Fitch will issue a Rating Action Commentary that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal.

Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. Where significant elements of uncertainty remain (for example, a rating for an entity subject to a takeover bid) or where information is otherwise insufficient to support a revised opinion, the agency attempts when possible to indicate in the withdrawal disclosure the likely direction and scale of any rating movement had coverage been maintained.

Ratings that have been withdrawn will be indicated by the symbol ‘WD’.

Under Criteria Observation

The rating has been placed “Under Criteria Observation” upon the publication of new or revised criteria that is applicable to the rating, where the new or revised criteria has yet to be applied to the rating and where the criteria could result in a rating change when applied but the impact is not yet known. Under Criteria Observation (UCO) is not a credit review and does not affect the rating level or Outlook/Watch, and does not satisfy the minimum annual review requirement. Placing a rating on UCO signals the beginning of a period during which the new or revised criteria will be applied. Where there is heightened probability of the application of the new or revised criteria resulting in a rating change in a particular direction, a Rating Watch may be assigned in lieu of the UCO to reflect the potential impact of the new or revised criteria. The status of UCO will be resolved after the application of the new or revised criteria which must be completed within six months from the publication date of the new or revised criteria. UCO is only applicable to private and public international credit ratings. It is not applicable to National Ratings, Non-Credit Scale Ratings, Credit Opinions or Rating Assessment Services. It is not applicable to ratings status Paid in Full, Matured, Withdrawn or Not Rated.

Criteria Observation Removed

UCO can be addressed and removed by a subsequent rating action such as affirmation, upgrade or downgrade; with these actions, the annual review requirement is also met. Where a rating action has not been taken, a Criteria Observation Removed action may be taken if it has been determined that the rating would not change due to the application of the new criteria. The Criteria Observation Removed action does not satisfy Fitch’s minimum annual credit review requirement.

Recovery Rating Revision	Change to an issue’s Recovery Rating.

PART C
OTHER INFORMATION
Item 28. Exhibits.
(a)	(1)
Amended and Restated Declaration of Trust dated April 27, 2022. Incorporated herein by reference to Post-
Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.

	(2)
Amended and Restated Establishment and Designation of Series dated May 23, 2017. Incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on August 16, 2017.

	(3)
Amended and Restated Establishment and Designation of Series dated August 9, 2017. Incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 23, 2018.

	(4)
Amended and Restated Establishment and Designation of Series dated December 19, 2017. Incorporated herein by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on February 1, 2018.

	(5)
Amended and Restated Designation of Series of Shares dated April 4, 2018. Incorporated herein by reference to
Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238)
filed on April 23, 2018.

	(6)
Amended and Restated Establishment and Designation of Series dated December 12, 2018. Incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on December 17, 2018.

	(7)
Amended and Restated Establishment and Designation of Series dated June 12, 2019. Incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on July 24, 2019.

	(8)
Amended and Restated Establishment and Designation of Series dated April 28, 2020. Incorporated herein by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on July 24, 2020.

	(9)
Amended and Restated Establishment and Designation of Series dated October 12, 2020. Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on January 25, 2021.

	(10)
Amended and Restated Establishment and Designation of Series dated April 27, 2021. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 30, 2021.

	(11)
Amended and Restated Establishment and Designation of Series dated May 25, 2021. Incorporated herein by reference to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on May 27, 2021.

	(12)
Amended and Restated Establishment and Designation of Series dated June 27, 2022. Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 27, 2023.

	(13)	Amended and Restated Establishment and Designation of Series, dated June 26, 2023.*
(b)
Amended and Restated By-Laws dated April 27, 2022. Incorporated herein by reference to Post-Effective
Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 27, 2023.

(c)		Instruments Defining Rights of Security Holders. Incorporated herein by reference to Exhibits (a) and (b) above.
(d)	(1)
Investment Advisory and Management Agreement between the Registrant and SunAmerica Asset Management,
LLC (“SunAmerica”), dated January 1, 1999, as amended. Incorporated herein by reference to Post-Effective
Amendment No. 127 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
August 10, 2021.

	(2)
Subadvisory Agreement between SunAmerica and AllianceBernstein, L.P., dated November 13, 2019. Incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A
(File No. 811-07238) filed on April 29, 2020.

	(3)
Amendment No. 1 to Subadvisory Agreement between SunAmerica and AllianceBernstein, L.P., dated November 1,
2022. Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.

(4)
Subadvisory Agreement between SunAmerica and BlackRock Investment Management, LLC, dated January 13,
2016. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on April 22, 2016.

(5)
Amendment No. 1 to the Subadvisory Agreement between SunAmerica and BlackRock Investment Management,
LLC, dated February 1, 2019. Incorporated herein by reference to Post-Effective Amendment No. 112 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2019.

(6)
Amendment No. 2 to the Subadvisory Agreement between SunAmerica and BlackRock Investment Management,
LLC, dated October 13, 2020. Incorporated herein by reference to Post-Effective Amendment No. 120 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on October 13, 2020.

(7)
Subadvisory Agreement between SunAmerica and Brandywine Global Investment Management, LLC, dated
July 31, 2020. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2021.

(8)
Subadvisory Agreement between SunAmerica and Dimensional Fund Advisors LP, dated May 1, 2016.
Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on
Form N-1A (File No. 811-07238) filed on April 22, 2016.

(9)
Amendment No. 1 to Subadvisory Agreement between SunAmerica and Dimensional Fund Advisors LP, dated
April 1, 2022. Incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 26, 2022.

(10)
Subadvisory Agreement between SunAmerica and Federated Investment Counseling, dated January 1, 1999.
Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on
Form N-1A (File No. 811-07238) filed on April 13, 2006.

(11)
Amendment to Subadvisory Agreement between SunAmerica and Federated Investment Counseling, dated May 1,
2004 (transferring subadvisory responsibilities for Federated American Leaders Portfolio and Telecom Utility
Portfolio to Federated Equity Management Company of Pennsylvania and Corporate Bond Portfolio to Federated
Investment Management Company). Incorporated herein by reference to Post-Effective Amendment No. 35 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 15, 2004.

(12)
Amendment No. 2 to Subadvisory Agreement between SunAmerica and Federated Equity Management Company of Pennsylvania and Federated Investment Management Company dated February 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 16, 2007.

(13)
Amendment No. 3 to Subadvisory Agreement between SunAmerica and Federated Investment Management
Company dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 18, 2008.

(14)
Subadvisory Agreement between SunAmerica and FIAM LLC (formerly, Pyramis Global Investors, LLC) dated
October 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 25, 2014.

(15)
Amendment No. 1 to the Subadvisory Agreement between SunAmerica and FIAM LLC dated May 1, 2019.
Incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 26, 2022.

(16)
Subadvisory Agreement between SunAmerica and Franklin Advisers, Inc. dated October 7, 2019. Incorporated herein by reference to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement on Form N-1A
(File No. 811-07238) filed on October 7, 2019.

(17)
Amendment No. 1 to Subadvisory Agreement between SunAmerica and Franklin Advisers, Inc., dated July 12,
2021. Incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on July 12, 2021.

(18)
Subadvisory Agreement between SunAmerica and Franklin Advisory Services, LLC dated August 28, 2002.
Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on
Form N-1A (File No. 811-07238) filed on April 15, 2004.

(19)
Amendment No. 1 to Subadvisory Agreement between SunAmerica and Franklin Advisory Services, LLC dated
January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 16, 2007.

(20)
Amendment No. 2 to Subadvisory Agreement between SunAmerica and Franklin Advisory Services, LLC dated
October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 18, 2008.

(21)
Assignment and Assumption Agreement between Franklin Advisory Services, LLC and Franklin Mutual Advisers,
LLC dated November 1, 2018. Incorporated herein by reference to Post-Effective Amendment No. 115 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on October 7, 2019.

(22)
Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management International dated
January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 15, 2004.

(23)
Amendment No. 1 to Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management
International dated January 19, 2007. Incorporated herein by reference to Post-Effective Amendment No. 44 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on February 13, 2008.

(24)
Amendment No. 2 to Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management
International dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 18, 2008.

(25)
Amendment No. 3 to Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management
International dated March 23, 2017. Incorporated herein by reference to Post-Effective Amendment No. 123 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2021.

(26)
Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management, L.P. dated October 4, 2017.
Incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 23, 2018.

(27)
Subadvisory Agreement between SunAmerica and Invesco Advisers, Inc. dated June 1, 2010. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 21, 2011.

(28)
Subadvisory Agreement between SunAmerica and Invesco Advisers, Inc. dated May 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 22, 2013.

(29)
Amendment No. 1 to the Subadvisory Agreement between SunAmerica and Invesco Advisers, Inc. dated May 24,
2019. Incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on April 29, 2020.

(30)
Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. dated November 1,
2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on April 13, 2006.

(31)
Amendment to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. dated
January 23, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 13, 2006.

(32)
Amendment No. 2 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc.
dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 16, 2007.

(33)
Amendment No. 3 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc.
dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 18, 2008.

(34)
Amendment No. 4 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc.
dated November 15, 2010. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 21, 2011.

(35)
Amendment No. 5 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc.
dated January 14, 2013. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 22, 2013.

(36)
Amendment No. 6 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc.
dated January 20, 2015. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on February 17, 2015.

(37)
Amendment No. 7 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc.
dated April 30, 2021. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2021.

(38)
Amendment No. 8 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc.,
dated November 8, 2021. Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s
Registration Statement on Form N-14 (File No. 333-257555) filed on December 15, 2021.

(39)	Amendment No. 9 to Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc., dated July 5, 2023.*

(40)
Subadvisory Agreement between SunAmerica and Janus Capital Management, LLC dated May 30, 2017.
Incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 30, 2019.

(41)	Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company dated January 1, 1999. Incorporated herein by reference to the Registrant’s Form N-14 filed on August 21, 2003.
(42)
Amendment No. 1 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services
Company dated May 1, 2007. Incorporated herein by reference to Post-Effective Amendment No. 44 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on February 13, 2008.

(43)
Amendment No. 2 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services
Company dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 18, 2008.

(44)
Amendment No. 3 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services
Company dated November 1, 2008. Incorporated herein by reference to Post-Effective Amendment No. 46 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 17, 2009.

(45)
Amendment No. 4 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services
Company dated October 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 25, 2014.

(46)
Amendment No. 5 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services
Company dated January 20, 2015. Incorporated herein by reference to Post-Effective Amendment No. 77 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on February 17, 2015.

(47)
Amendment No. 6 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services
Company dated April 1, 2015. Incorporated herein by reference to Post-Effective Amendment No. 78 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 24, 2015.

(48)
Amendment No. 7 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services
Company dated March 27, 2019. Incorporated herein by reference to Post-Effective Amendment No. 123 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2021.

(49)
Amendment No. 8 to Subadvisory Agreement between SunAmerica and Massachusetts Financial Services
Company dated November 1, 2020. Incorporated herein by reference to Post-Effective Amendment No. 123 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2021.

(50)
Subadvisory Agreement, as amended, between SunAmerica and Morgan Stanley Investment Management Inc.
(formerly, Morgan Stanley Dean Witter Investment Management) dated May 1, 2001. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 15, 2004.

(51)
Amendment No. 1 to Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management
Inc. dated January 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 37 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 14, 2005.

(52)
Amendment No. 2 to Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management
Inc. dated October 3, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 13, 2006.

(53)
Amendment No. 3 to Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management
Inc. dated November 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 39 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 13, 2006.

(54)
Amendment No. 4 to Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management
Inc. dated October 2, 2007. Incorporated herein by reference to Post-Effective Amendment No. 45 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 18, 2008.

(55)
Amendment No. 5 to Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management
Inc. dated October 17, 2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on February 17, 2015.

(56)
Amendment No. 6 to Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management
Inc. dated November 1, 2020. Incorporated herein by reference to Post-Effective Amendment No. 123 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2021.

(57)
Subadvisory Agreement between SunAmerica and Pacific Investment Management Company LLC (“PIMCO”)
dated May 1, 2008. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 18, 2008.

(58)
Amendment No. 1 to Subadvisory Agreement between SunAmerica and PIMCO dated March 21, 2013.
Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on
Form N-1A (File No. 811-07238) filed on April 25, 2014.

(59)
Amendment No. 2 to Subadvisory Agreement between SunAmerica and PIMCO dated January 25, 2021.
Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on January 25, 2021.

(60)
Amended and Restated Sub-subadvisory Agreement between PIMCO and Research Affiliates, LLC, dated
February 4, 2022. Incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 26, 2022.

(61)
Subadvisory Agreement between SunAmerica and PineBridge Investments, LLC dated March 29, 2010.
Incorporated herein by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on
Form N-1A (File No. 811-07238) filed on April 22, 2010.

(62)
Amendment No. 1 to the Subadvisory Agreement between SunAmerica and PineBridge Investments, LLC, dated
October 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2021.

(63)
Subadvisory Agreement between SunAmerica and Putnam Investment Management, LLC dated December 6, 2013.
Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on
Form N-1A (File No. 811-07238) filed on April 25, 2014.

(64)
Amendment No. 1 to Subadvisory Agreement between SunAmerica and Putnam Investment Management, LLC, dated November 1, 2018. Incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 26, 2022.

(65)
Subadvisory Agreement between SunAmerica and QS Investors, LLC dated July 31, 2020. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 30, 2021.

(66)
Novation Agreement by and among SunAmerica, Franklin Advisers, Inc. and QS Investors, LLC, dated August 7,
2021, whereby all of QS Investors, LLC’s rights and obligations as subadviser were transferred to Franklin
Advisers, Inc. as a result of QS Investors, LLC’s merger with Franklin Advisers, Inc. Incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 26, 2022.

(67)
Sub-subadvisory Agreement between QS Investors, LLC and Brandywine Global Investment Management, LLC
dated July 31, 2020. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2021.

(68)
Sub-subadvisory Agreement between QS Investors, LLC and ClearBridge Investments, LLC dated July 31, 2020.
Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 30, 2021.

(69)
Sub-subadvisory Agreement between QS Investors, LLC and Western Asset Management Company dated July 31,
2020. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on April 30, 2021.

(70)
Subadvisory Agreement between SunAmerica and Schroder Investment Management North America Inc. dated
January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 22, 2016.

(71)
Sub-subadvisory Agreement between Schroder Investment Management North America Inc. and Schroder
Investment Management North America Ltd. dated January 13, 2016. Incorporated herein by reference to Post-
Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 22, 2016.

(72)
Amendment to Sub-subadvisory Agreement between Schroder Investment Management North America Inc. and
Schroder Investment Management North America Ltd. dated April 1, 2018. Incorporated herein by reference to
Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238)
filed on April 23, 2018.

(73)
Subadvisory Agreement between SunAmerica and T. Rowe Price Associates, Inc. dated January 13, 2016.
Incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on
Form N-1A (File No. 811-07238) filed on April 22, 2016.

(74)
Amendment No. 1 to Subadvisory Agreement between SunAmerica and T. Rowe Price Associates, Inc. dated
October 4, 2017. Incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 23, 2018.

(75)
Sub-subadvisory Agreement between T. Rowe Price Agreement, Inc. and T. Rowe Price Investment Management,
Inc. on behalf of SA T. Rowe Price VCP Balanced Portfolio dated March 7, 2022. Incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File No. 811-
07238) filed on April 26, 2022.

(76)
Sub-subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd. on behalf of the SA T. Rowe Price Asset Allocation Growth Portfolio, dated May 1, 2022. Incorporated herein by reference to
Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238)
filed on April 27, 2023.

(77)
Subadvisory Agreement between SunAmerica and Wellington Management Company, LLP, dated August 10, 2021.
Incorporated herein by reference to Post-Effective No. 128 to the Registrant’s Registration Statement on Form N-1A
(File No. 811-07238) filed on April 26, 2022.

(78)
Master-Feeder Addendum to Investment Advisory and Management Agreement, as amended October 15, 2012.
Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on
Form N-1A (File No. 811-07238) filed on April 22, 2013.

(79)
Advisory Fee Waiver Agreement, as amended October 15, 2012—Feeder Portfolios. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 22, 2013.

(80)
Amendment to the Advisory Fee Waiver Agreement dated December 17, 2018—Feeder Portfolios. Incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A
(File No. 811-07238) filed on December 17, 2018.

(81)
Amended and Restated Advisory Fee Waiver Agreement for the Emerging Markets Portfolio dated January 31,
2014. Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on February 17, 2015.

(82)
Third Amended and Restated Advisory Fee Waiver Agreement for the SA Large Cap Index Portfolio, dated
October 4, 2019. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2021.

(83)
Advisory Fee Waiver Agreement for the SA JPMorgan MFS Core Bond Portfolio, dated January 20, 2015.
Incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on
Form N-1A (File No. 811-07238) filed on February 17, 2015.

(84)
Fee Waiver Agreement for the SA Franklin BW U.S. Large Cap Value Portfolio (formerly, the SA Legg Mason BW
Large Cap Value Portfolio) dated September 8, 2015. Incorporated herein by reference to Post-Effective
Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 22, 2016.

(85)
Fee Waiver Agreement for the SunAmerica Dynamic Allocation Portfolio dated June 1, 2016. Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 26, 2017.

(86)
Fee Waiver Agreement for the SunAmerica Dynamic Strategy Portfolio dated June 1, 2016. Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 26, 2017.

(87)
Fee Waiver Agreement for the SA Janus Focused Growth Portfolio dated June 30, 2016. Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 26, 2017.

(88)
Advisory Fee Waiver Agreement for the SA BlackRock VCP Global Multi Asset Portfolio dated February 1, 2019.
Incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 30, 2019.

(89)
Advisory Fee Waiver Agreement for the SA VCP Dynamic Allocation Portfolio dated December 1, 2018.
Incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 30, 2019.

(90)
Advisory Fee Waiver Agreement for the SA Franklin Small Cap Value Portfolio dated November 1, 2017.
Incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 30, 2019.

(91)
Advisory Fee Waiver Agreement for the SA BlackRock Multi-Factor 70/30 Portfolio dated October 13, 2020.
Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on October 13, 2020.

	(92)
Advisory Fee Waiver Agreement for the SA PIMCO RAE International Value Portfolio dated November 1, 2020.
Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on January 25, 2021.

	(93)
Advisory Fee Waiver Agreement for the SA AB Small & Mid Cap Value Portfolio dated November 1, 2020.
Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 30, 2021.

	(94)
Advisory Fee Waiver Agreement for the SA JPMorgan Diversified Balanced Portfolio dated May 1, 2018.
Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 30, 2021.

	(95)
Advisory Fee Waiver Agreement for the SA MFS Massachusetts Investors Trust Portfolio dated November 1, 2020.
Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 30, 2021.

	(96)
Advisory Fee Waiver Agreement for the SA Morgan Stanley International Equities Portfolio dated November 1,
2020. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on April 30, 2021.

	(97)
Advisory Fee Waiver Agreement for the SA JPMorgan Mid-Cap Growth Portfolio, dated November 8, 2021.
Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on
Form N-14 (File No. 333-257555) filed on December 15, 2021.

	(98)
Voluntary Advisory Fee Waiver Agreement for the SA Franklin Small Company Value Portfolio dated November 1,
2022. Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.

	(99)	Advisory Fee Waiver Agreement for the SA JPMorgan Large Cap Core Portfolio, dated July 5, 2023.*
(e)		Distribution Agreement between the Registrant and SunAmerica Capital Services, Inc. dated May 21, 2002. Incorporated herein by reference to the Registrant’s Form N-14AE filed August 21, 2003.
(f)		Inapplicable.
(g)	(1)
Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective
January 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 13, 2006.

	(2)
Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company
effective January 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 13, 2006.

(h)	(1)
Form of Fund Participation Agreement. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 15, 2004.

	(2)
Form of Addendum to Fund Participation Agreement. Incorporated herein by reference to Post-Effective
Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on July 5,
2001.

	(3)
Form of Addendum to Fund Participation Agreement for Class 1 Shares. Incorporated herein by reference to Post-
Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 17, 2009.

	(4)
Form of Amended and Restated Addendum to Fund Participation Agreement for Class 2 Shares. Incorporated
herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A
(File No. 811-07238) filed on April 17, 2009.

	(5)
Form of Amended and Restated Addendum to Fund Participation Agreement for Class 3 Shares. Incorporated
herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A
(File No. 811-07238) filed on April 17, 2009.

	(6)
Amendment No. 1 to the Participation Agreement with SunAmerica Annuity and Life Assurance Company dated
April 1, 2011 (Master-Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

	(7)
Form of Amendment No. 2 to the Participation Agreement with SunAmerica Annuity and Life Assurance Company
(Master-Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

	(8)
Amendment No. 3 to the Participation Agreement with American General Life Insurance Company (successor to
SunAmerica Annuity Life Assurance Company) (Master-Feeder) dated July 31, 2013. Incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on December 17, 2018.

(9)
Amendment No. 4 to the Participation Agreement with American General Life Insurance Company (Master-Feeder)
dated December 17, 2018. Incorporated herein by reference to Post-Effective Amendment No. 109 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on December 17, 2018.

(10)
Fund Participation Agreement with First SunAmerica Life Insurance Company dated September 1, 2006 (Master-
Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

(11)
Amendment No. 1 to the Participation Agreement with First SunAmerica Life Insurance Company dated April 1,
2011 (Master-Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

(12)
Form of Amendment No. 2 to the Participation Agreement with The United States Life Insurance Company in the
City of New York (successor to First SunAmerica Life Insurance Company) (Master-Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on October 2, 2012.

(13)
Amendment No. 3 to the Participation Agreement with The United States Life Insurance Company in the City of
New York (Master-Feeder) dated July 31, 2013. Incorporated herein by reference to Post-Effective Amendment
No. 109 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on December 17,
2018.

(14)
Amendment No. 4 to the Participation Agreement with The United States Life Insurance Company in the City of
New York (Master-Feeder) dated December 17, 2018. Incorporated herein by reference to Post-Effective
Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
December 17, 2018.

(15)
Form of Participation Agreement between SunAmerica Annuity and Life Assurance Company and the Registrant.
Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on
Form N-1A (File No. 811-07238) filed on April 21, 2011.

(16)
Form of Fund Participation Agreement between First SunAmerica Life Insurance Company and the Registrant.
Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on
Form N-1A (File No. 811-07238) filed on April 21, 2011.

(17)
Form of Participation Agreement between The Variable Annuity Life Insurance Company and the Registrant.
Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on
Form N-1A (File No. 811-07238) filed on April 24, 2015.

(18)
Form of Participation Agreement between The Variable Annuity Life Insurance Company, the Registrant, American
Funds Insurance Series and Capital Research and Management Company. Incorporated herein by reference to Post-
Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 24, 2015.

(19)
Form of Shareholder Services Agreement between SunAmerica Annuity and Life Assurance Company and the
Registrant. Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on April 21, 2011.

(20)
Amendment No. 1 to the Shareholder Services Agreement between SunAmerica Annuity and Life Assurance
Company and the Registrant dated January 23, 2012. Incorporated herein by reference to Post-Effective
Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 23, 2012.

(21)
Amendment No. 2 to the Shareholder Services Agreement between SunAmerica Annuity and Life Assurance
Company and the Registrant dated July 16, 2012. Incorporated herein by reference to Post-Effective Amendment
No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

(22)
Amendment No. 3 to the Shareholder Services Agreement between SunAmerica Annuity and Life Assurance
Company and the Registrant dated October 15, 2012. Incorporated herein by reference to Post-Effective
Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 22, 2013.

(23)
Amendment No. 4 to the Shareholder Services Agreement between American General Life Insurance Company and the Registrant dated May 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 25, 2014.

(24)
Amendment No. 5 to the Shareholder Services Agreement between American General Life Insurance Company and the Registrant dated January 13, 2016. Incorporated herein by reference to Post-Effective Amendment No. 85 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 22, 2016.

(25)
Amendment No. 6 to the Shareholder Services Agreement between American General Life Insurance Company and the Registrant dated February 6, 2017. Incorporated herein by reference to Post-Effective Amendment No. 94 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 26, 2017.

(26)
Amendment No. 7 to the Shareholder Services Agreement between American General Life Insurance Company and the Registrant dated May 1, 2017. Incorporated herein by reference to Post-Effective Amendment No. 112 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2019.

(27)
Amendment No. 8 to the Shareholder Services Agreement between American General Life Insurance Company and the Registrant dated August 16, 2017. Incorporated herein by reference to Post-Effective Amendment No. 112 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2019.

(28)
Amendment No. 9 to the Shareholder Services Agreement between American General Life Insurance Company and the Registrant dated October 4, 2017. Incorporated herein by reference to Post-Effective Amendment No. 112 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2019.

(29)
Form of Amendment No.10 to the Shareholder Services Agreement between American General Life Insurance
Company and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 106 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 23, 2018.

(30)
Form of Amendment No. 11 to the Shareholder Services Agreement between American General Life Insurance
Company and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 112 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2019.

(31)
Amendment No. 12 to the Shareholder Services Agreement between American General Life Insurance Company and the Registrant dated October 7, 2019. Incorporated herein by reference to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on October 7, 2019.

(32)
Amendment No. 13 to the Shareholder Services Agreement between American General Life Insurance Company and the Registrant dated October 13, 2020. Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on October 13, 2020.

(33)
Amendment No. 14 to the Shareholder Services Agreement between American General Life Insurance Company and the Registrant, dated August 10, 2021. Incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on August 10, 2021.

(34)
Form of Shareholder Services Agreement between First SunAmerica Life Insurance Company and the Registrant.
Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on
Form N-1A (File No. 811-07238) filed on April 21, 2011.

(35)
Amendment No. 1 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York (formerly, First SunAmerica Life Insurance Company) and the Registrant dated January 23,
2012. Incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on April 23, 2012.

(36)
Amendment No. 2 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and the Registrant dated July 16, 2012. Incorporated herein by reference to Post-Effective
Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
October 2, 2012.

(37)
Amendment No. 3 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and the Registrant dated October 15, 2012. Incorporated herein by reference to Post-Effective
Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 22, 2013.

(38)
Form of Amendment No. 4 to the Shareholder Services Agreement between The United States Life Insurance
Company in the City of New York and the Registrant. Incorporated herein by reference to Post-Effective
Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 22, 2013.

(39)
Amendment No. 5 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and the Registrant dated January 13, 2016. Incorporated herein by reference to Post-Effective
Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 22, 2016.

(40)
Amendment No. 6 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and the Registrant dated February 6, 2017. Incorporated herein by reference to Post-Effective
Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 26, 2017.

(41)
Amendment No. 7 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and the Registrant dated May 1, 2017. Incorporated herein by reference to Post-Effective
Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 30, 2019.

(42)
Amendment No. 8 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and the Registrant dated August 16, 2017. Incorporated herein by reference to Post-Effective
Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 30, 2019.

(43)
Amendment No. 9 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and the Registrant dated October 4, 2017. Incorporated herein by reference to Post-Effective
Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 30, 2019.

(44)
Form of Amendment No. 10 to the Shareholder Services Agreement between The United States Life Insurance
Company in the City of New York and the Registrant. Incorporated herein by reference to Post-Effective
Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 23, 2018.

(45)
Form of Amendment No. 11 to the Shareholder Services Agreement between The United States Life Insurance
Company in the City of New York and the Registrant. Incorporated herein by reference to Post-Effective
Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 30, 2019.

(46)
Amendment No. 12 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and the Registrant dated October 7, 2019. Incorporated herein by reference to Post-Effective
Amendment No. 115 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
October 7, 2019.

(47)
Amendment No. 13 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and the Registrant dated October 13, 2020. Incorporated herein by reference to Post-Effective
Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
October 13, 2020.

(48)
Amendment No. 14 to the Shareholder Services Agreement between The United States Life Insurance Company in the City of New York and the Registrant dated August 10, 2021. Incorporated herein by reference to Post-Effective
Amendment No. 127 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
August 10, 2021.

(49)
Form of Shareholder Services Agreement between The Variable Annuity Life Insurance Company and the
Registrant. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on April 24, 2015.

(50)
Amendment No. 1 to the Shareholder Services Agreement between The Variable Annuity Life Insurance Company and the Registrant dated February 6, 2017. Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 26, 2017.

(51)
Amendment No. 2 to the Shareholder Services Agreement between The Variable Annuity Life Insurance Company and the Registrant dated May 1, 2017. Incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2019.

(52)
Amendment No. 3 to the Shareholder Services Agreement between The Variable Annuity Life Insurance Company and the Registrant dated August 16, 2017. Incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2019.

(53)
Amendment No. 4 to the Shareholder Services Agreement between The Variable Annuity Life Insurance Company and the Registrant dated October 4, 2017. Incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2019.

(54)
Form of Amendment No. 5 to the Shareholder Services Agreement between The Variable Annuity Life Insurance
Company and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 106 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 23, 2018.

(55)
Form of Amendment No. 6 to the Shareholder Services Agreement between The Variable Annuity Life Insurance
Company and the Registrant. Incorporated herein by reference to Post-Effective Amendment No. 112 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2019.

(56)
Amendment No. 7 to the Shareholder Services Agreement between The Variable Annuity Life Insurance Company and the Registrant dated October 7, 2019. Incorporated herein by reference to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on October 7, 2019.

	(57)
Amendment No. 8 to the Shareholder Services Agreement between The Variable Annuity Life Insurance Company and the Registrant dated October 13, 2020. Incorporated herein by reference to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on October 13, 2020.

	(58)
Amendment No. 9 to the Shareholder Services Agreement between The Variable Annuity Life Insurance Company and the Registrant, dated August 10, 2021. Incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on August 10, 2021.

	(59)	Form of Indemnification Agreement between the Registrant and Trustee.*
	(60)
Master Transfer Agency and Service Agreement between VALIC Retirement Services Company and the Registrant dated May 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 25, 2014.

	(61)
Amended and Restated Expense Limitation Agreement between the Registrant, on behalf of certain Portfolios, and
SunAmerica dated October 13, 2020. Incorporated herein by reference to Post-Effective Amendment No. 123 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2021.

	(62)
Exhibit A to the Amended and Restated Expense Limitation Agreement between the Registrant, on behalf of certain
Portfolios. Incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on August 10, 2021.

	(63)
Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant, on behalf of the SA BlackRock Multi-
Factor 70/30 Portfolio, and BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares
U.S. ETF Trust, dated January 19, 2022. Incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 26, 2022.

(i)	(1)
Opinion and Consent of Counsel Bingham McCutchen dated April 21, 2011. Incorporated herein by reference to
Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238)
filed on April 21, 2011.

	(2)
Opinion and Consent of Counsel Bingham McCutchen dated January 20, 2012 – Foreign Value & Small & Mid
Cap Value Portfolios Class 1. Incorporated herein by reference to Post-Effective Amendment No. 58 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on January 20, 2012.

	(3)
Opinion and Consent of Counsel Bingham McCutchen dated January 20, 2012 – SunAmerica Dynamic Allocation
Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on January 20, 2012.

	(4)
Opinion and Consent of Counsel Bingham McCutchen dated June 28, 2012 – SunAmerica Dynamic Strategy
Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on June 29, 2012.

	(5)
Opinion and Consent of Counsel Bingham McCutchen dated October 2, 2012 – Protected Asset Allocation SAST
Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

	(6)
Opinion and Consent of Counsel Bingham McCutchen dated April 19, 2013 – VCP Total Return Balanced and
VCP Value Portfolios. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 22, 2013.

	(7)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated January 13, 2016 – SA BlackRock VCP
Global Multi Asset Portfolio, SA Schroders VCP Global Allocation Portfolio and SA T. Rowe Price VCP Balanced
Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on January 13, 2016.

	(8)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated April 22, 2016 – American Funds® Asset
Allocation SAST Portfolio, American Funds® Global Growth SAST Portfolio, American Funds® Growth SAST
Portfolio, American Funds® Growth-Income SAST Portfolio, SunAmerica Dynamic Allocation Portfolio,
SunAmerica Dynamic Strategy Portfolio, VCPSM Managed Asset Allocation SAST Portfolio, VCP Total Return
BalancedSM Portfolio and VCPSM Value Portfolio (Class 1 Shares). Incorporated herein by reference to Post-
Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 22, 2016.

	(9)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated May 11, 2016 – SA BlackRock VCP
Global Multi Asset Portfolio, SA Schroders VCP Global Allocation Portfolio and SA T. Rowe Price VCP Balanced
Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 86 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on May 11, 2016.

	(10)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated February 1, 2017 – SA Fixed Income
Index Portfolio, SA International Index Portfolio, SA Mid Cap Index Portfolio, SA Small Cap Index Portfolio, SA
Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio and SA Index Allocation 90/10 Portfolio.
Incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on
Form N-1A (File No. 811-07238) filed on February 1, 2017.

	(11)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated April 20, 2018 – SA Large Cap Growth
Index Portfolio, SA Large Cap Value Index Portfolio, SA Emerging Markets Equity Index Portfolio, SA Global
Index Allocation 60/40 Portfolio, SA Global Index Allocation 75/25 Portfolio and SA Global Index Allocation
90/10 Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 23, 2018.

	(12)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated April 30, 2019 – SA Fidelity Institutional
AM® International Growth Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 112 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2019.

	(13)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated October 7, 2019 – SA Franklin U.S. Equity
Smart Beta Portfolio dated October 7, 2019. Incorporated herein by reference to Post-Effective Amendment
No. 115 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on October 7, 2019.

	(14)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated October 13, 2020 – SA BlackRock Multi
Factor 70/30 Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on October 13, 2020.

	(15)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated June 30, 2021 – SA JPMorgan Diversified
Balanced Portfolio. Incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 (File
No. 333-257555) filed on June 30, 2021.

	(16)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated June 30, 2021 – SA JPMorgan Mid-Cap
Growth Portfolio. Incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 (File
No. 333-257555) filed on June 30, 2021.

	(17)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated August 10, 2021 – SA Wellington Capital
Appreciation Portfolio, SA Wellington Government and Quality Bond Portfolio and SA Wellington Strategic Multi-
Asset Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on August 10, 2021.

(j)		Consent of Independent Registered Public Accounting Firm.*
(k)		Inapplicable.
(l)		Inapplicable.
(m)	(1)
Distribution Plan Pursuant to Rule 12b-1 (Class 1 Shares, formerly Class A Shares), as amended August 10, 2021.
Incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on August 10, 2021.

	(2)
Distribution and Service Plan Pursuant to Rule 12b-1 (Class 2 Shares, formerly Class B Shares), as amended
August 10, 2021. Incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on August 10, 2021.

	(3)
Distribution and Service Plan Pursuant to Rule 12b-1 (Class 3 Shares), as amended August 10, 2021. Incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement on Form N-1A
(File No. 811-07238) filed on August 10, 2021.

(n)
Amended and Restated Plan Pursuant to 18f-3. Incorporated herein by reference to Post-Effective Amendment
No. 31 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on August 1, 2002.

(o)		Reserved.
(p)	(1)	Code of Ethics of SunAmerica. Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.
	(2)
Code of Ethics of AllianceBernstein L.P. Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.

	(3)
Code of Ethics of BlackRock Investment Management, LLC. Incorporated herein by reference to Post-Effective
Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 27, 2023.

	(4)
Code of Ethics of Brandywine Global Investment Management, LLC. Incorporated herein by reference to Post-
Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.

	(5)
Code of Ethics of ClearBridge Investments, LLC. Incorporated herein by reference to Post-Effective Amendment
No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.

(6)
Code of Ethics of Dimensional Fund Advisors LP. Incorporated herein by reference to Post-Effective Amendment
No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.

(7)
Code of Ethics of Federated Hermes, Inc. Incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 26, 2022.

	(8)	Code of Ethics of FIAM LLC. Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.
(9)
Code of Ethics of Franklin Templeton Investments. Incorporated herein by reference to Post-Effective Amendment
No. 128 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 26, 2022.

(10)
Code of Ethics of Goldman Sachs Asset Management International and Goldman Sachs Asset Management, L.P.
Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 27, 2023.

(11)
Code of Ethics of Invesco Advisers, Inc. Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.

(12)
Code of Ethics of Janus Henderson Investors US LLC. Incorporated herein by reference to Post-Effective
Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 26, 2022.

(13)
Code of Ethics of J.P. Morgan Investment Management Inc. Incorporated herein by reference to Post-Effective
Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 27, 2023.

(14)
Code of Ethics of Massachusetts Financial Services Company. Incorporated herein by reference to Post-Effective
Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 27, 2023.

(15)
Code of Ethics of Morgan Stanley Investment Management Inc. Incorporated herein by reference to Post-Effective
Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 27, 2023.

	(16)	Code of Ethics of PIMCO. Incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 26, 2022.
(17)
Code of Ethics of PineBridge Investments LLC. Incorporated herein by reference to Post-Effective Amendment
No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.

(18)
Code of Ethics of Putnam Investment Management, LLC. Incorporated herein by reference to Post-Effective
Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 27, 2023.

(19)
Code of Ethics of Research Affiliates, LLC. Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.

(20)
Code of Ethics of Schroder Investment Management North America, Inc. Incorporated herein by reference to Post-
Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.

(21)
Code of Ethics of T. Rowe Price Associates, Inc. Incorporated herein by reference to Post-Effective Amendment
No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.

(22)
Code of Ethics of Wellington Management Company LLP. Incorporated herein by reference to Post-Effective
Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
May 4, 2023.

(23)
Code of Ethics of American Funds. Incorporated herein by reference to Post-Effective Amendment No. 49 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 21, 2011.

(24)
Code of Ethics of The Capital Group Companies, Inc. Incorporated herein by reference to Post-Effective
Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
May 4, 2023.

(q)		Power of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.
*
Filed herewith.

Item 29. Persons Controlled by or Under Common Control with the Registrant.
No person is controlled by or under common control with the Registrant. All of the outstanding common stock of the Registrant is owned by separate accounts of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company, and variable Nassau Life Insurance Company. Common stock of the Registrant is also held by certain Portfolios of the Trust and of Seasons Series Trust (“SST”) that are managed as “funds-of-funds.”
Item 30. Indemnification.
Section 9.5 of the Registrant’s Declaration of Trust relating to the indemnification of officers and trustees is quoted below:
Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.
No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.
Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.
To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
The Investment Advisory and Management Agreement and Subadvisory Agreements each provide in essence that under certain circumstances the Investment Adviser or the Subadviser (and their officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser or Subadviser to perform or assist in the performance of its obligations under each Agreement) shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which each Agreement relates, except to the extent specified in section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for disabling conduct (willfulness misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties), the Trust shall indemnify the Investment Adviser (and its officers and agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Investment Adviser) from any liability arising from the Investment Adviser’s conduct under the Investment Advisory and Management Agreement.

Item 31. Business and Other Connections of the Investment Adviser.
SunAmerica Asset Management, LLC (“SunAmerica”), the investment adviser of the Trust, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SunAmerica on file with the SEC (File No. 801-19813) for a description of the names and employment of the directors and officers of SunAmerica and other required information.
Any other business, profession, vocation or employment of a substantial nature in which each director or officer of SunAmerica is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:
Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser*
Todd McGrath	SunAmerica	Director
Director, AIG Fund Services,
Inc. (“AFS”); President and
Director, VALIC Retirement
Services Company; Chief
Administrative Officer, AIG
Life Holdings, Inc.; Chief
Operating Officer and
Executive Vice President,
The Variable Annuity Life
Insurance Company

Bryan Pinsky	SunAmerica	Director	Senior Vice President, American General Life Insurance Company & The United States Life Insurance Company in the City of New York
John T. Genoy	SunAmerica	Director, President and Chief Operating Officer	Vice President, AIG Capital Services, Inc. (“ACS”); Vice President, Chief Financial Officer & Controller, AFS
Gregory N. Bressler	SunAmerica	Senior Vice President, General Counsel, Assistant Secretary	None
Timothy Campion	SunAmerica	Senior Vice President	None
James Nichols	SunAmerica	Senior Vice President	Director, President, Chief Executive Officer, ACS
Andrew Sheridan	SunAmerica	Senior Vice President	None
Thomas Bennett	SunAmerica	Vice President	President, AFS
Justin Caulfield	SunAmerica	Vice President, Treasurer
Treasurer & Vice President,
AFS, SAFG Retirement
Services, Inc., AGC Life
Insurance Company,
American General Life
Insurance Company, The
United States Life Insurance
Company in the City of
New York, The Variable
Annuity Life Insurance
Company & VALIC
Retirement Services
Company

Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser*
Thomas Clayton Spires	SunAmerica	Vice President, Tax Officer
Vice President & Tax Officer,
SAFG Retirement Services,
Inc., ACS, AFS, AGC Life
Insurance Company, The
Variable Annuity Life
Insurance Company,
American General Life
Insurance Company & The
United States Life Insurance
Company in the City of
New York

Daniel R. Cricks	SunAmerica	Vice President, Tax Officer
Vice President and Tax
Officer, SAFG Retirement
Services, Inc., ACS, AFS,
AGC Life Insurance
Company, The Variable
Annuity Life Insurance
Company, American General
Life Insurance Company &
The United States Life
Insurance Company in the
City of New York

Frank Curran	SunAmerica	Senior Vice President, Controller	Vice President, Controller, Financial Operations Principal, Chief Financial Officer & Treasurer, ACS
Kathleen Fuentes	SunAmerica	Vice President	None
Matthew J. Hackethal	SunAmerica	Vice President, Chief Compliance Officer	None
John Halpin	SunAmerica	Vice President	None
Gregory R. Kingston	SunAmerica	Vice President	None
Salimah Shamji	SunAmerica	Vice President	None
Julie A. Cotton Hearne	SunAmerica	Vice President, Secretary
Assistant Secretary, SAFG
Retirement Services, Inc. ;
Vice President & Secretary,
ACS; Secretary, SunAmerica
Retirement Markets, Inc.;
Secretary & Vice President,
American General Life
Insurance Company, The
Variable Annuity Life
Insurance Company & The
United States Life Insurance
Company in the City of
New York

Christopher Tafone	SunAmerica	Vice President	None
Elizabeth Mauro	SunAmerica	Vice President	None
Jonathan Kennedy	SunAmerica	Vice President	None

Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser*
Rosemary Foster	SunAmerica	Assistant Secretary
Assistant Secretary, ACS,
AFS, American General Life
Insurance Company, SAFG
Retirement Services, Inc.,
The United States Life
Insurance Company in the
City of New York, The
Variable Annuity Life
Insurance Company, VALIC
Financial Advisors, Inc. &
VALIC Retirement Services
Company

Virginia N. Puzon	SunAmerica	Assistant Secretary
Director, Corporate Legal
Affairs and Assistant
Secretary, SAFG Retirement
Services, Inc., ACS,
American General Life
Insurance Company & The
United States Life Insurance
Company in the City of
New York

Marjorie Washington	SunAmerica	Assistant Secretary
Assistant Secretary, ACS,
AFS, SAFG Retirement
Services, Inc., American
General Life Insurance
Company, AGC Life
Insurance Company, The
United States Life Insurance
Company in the City of
New York, The Variable
Annuity Life Insurance
Company, VALIC Financial
Advisors, Inc. & VALIC
Retirement Services
Company

*
Principal Business Addresses:
American International Group, Inc., 175 Water Street, New York, NY 10038
SAFG Retirement Services, Inc., 21650 Oxnard Street, 10th Floor, Woodland Hills, CA 91367
AIG Life Holdings, Inc., 2929 Allen Parkway, Houston, TX 77019
American General Life Insurance Company, 2727-A Allen Parkway, Houston, TX 77019
The United States Life Insurance Company in the City of New York, One World Financial Center, 200 Liberty Street, New York, NY 10281
The Variable Annuity Life Insurance Company, 2929 Allen Parkway, Houston, TX 77019
SunAmerica Retirement Markets, Inc., 21650 Oxnard Street, Woodland Hills, CA 91367
AIG Capital Services, Inc., 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302
AIG Fund Services, Inc., 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302
Reference is also made to the caption “Fund Management” in the Prospectus constituting Part A of the Registration Statement and “Investment Advisory and Management Agreement,” “Distribution Agreement,” and “Trustees and Officers of the Trust” in the Statement of Additional Information constituting Part B of the Registration Statement.

AllianceBernstein L.P. (formerly, Alliance Capital Management L.P.), BlackRock Investment Management, LLC, Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC, Dimensional Fund Advisors LP, Federated Investment Management Company, FIAM LLC, Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, Goldman Sachs Asset Management International, Goldman Sachs Asset Management, L.P., Invesco Advisers, Inc., J.P. Morgan Investment Management Inc., Janus Capital Management LLC, Massachusetts Financial Services Company, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Pacific Investment Management Company LLC, PineBridge Investments LLC, Putnam Investment Management, LLC, Research Affiliates, LLC, Schroder Investment Management North America, Inc., Schroder Investment Management North America Limited, T. Rowe Price Associates, Inc., T. Rowe Price International Limited, T. Rowe Price Investment Management, Inc., Wellington Management Company LLP, and Western Asset Management Company as the Subadvisers of certain of the portfolios of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the above referenced Subadvisers.
File No.
SunAmerica Asset Management LLC	801-19813
AllianceBernstein L.P.	801-56720
BlackRock Investment Management LLC	801-56972
Brandywine Global Investment Management LLC	801-27792
ClearBridge Investments, LLC	801-64710
Dimensional Fund Advisors LP	801-16283
Federated Investment Management Company	801-34612
FIAM LLC	801-63658
Franklin Advisers Inc.	801-26292
Franklin Mutual Advisers LLC	801-53068
Goldman Sachs Asset Management International	801-38157
Goldman Sachs Asset Management L.P.	801-37591
Invesco Advisers Inc.	801-33949
J.P. Morgan Investment Management Inc.	801-21011
Janus Capital Management LLC	801-13991
Massachusetts Financial Services Company	801-17352
Morgan Stanley Investment Management Inc.	801-15757
Morgan Stanley Investment Management Limited	801-26847
Pacific Investment Management Company LLC	801-48187
PineBridge Investments LLC	801-18759
Putnam Investment Management LLC	801-7974
Research Affiliates LLC	801-61153
Schroder Investment Management North America Inc.	801-15834
Schroder Investment Management North America Limited	801-37163
T. Rowe Price Associates Inc.	801-856
T. Rowe Price International Limited	801-61894
T. Rowe Price Investment Management, Inc.	801-121434
Wellington Management Company LLP	801-15908
Western Asset Management Company	801-8162
Item 32. Principal Underwriters.
AIG Capital Services, Inc. (f/k/a SunAmerica Capital Services, Inc.) serves as Principal Underwriter for the Trust.
(a)
Not applicable.
(b)
The following persons are the officers and directors of ACS, the principal underwriter of the Registrant’s shares. The principal business address for each of these officers and directors, unless otherwise noted, is 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.
Name	Position With Underwriter	Position with the Registrant
Christina M. Nasta	Director and President	None
Michael Fortey	Chief Compliance Officer	None

Name	Position With Underwriter	Position with the Registrant
Frank P. Curran	Vice President, Chief Financial Officer, Chief Operations Officer, Treasurer and Controller	None
Mallary L. Reznik 21650 Oxnard St. Woodland Hills, CA 91367	Vice President	None
John T. Genoy	Vice President	President
Daniel R. Cricks 2727A Allen Parkway Houston, TX 77019	Vice President and Tax Officer	None
Julie A. Cotton Hearn 2919 Allen Parkway Houston, TX 77019	Vice President and Secretary	None
Margaret Chih	Tax Officer	None
Valerie Vetters	Tax Officer	None
Rosemary Foster 2919 Allen Parkway Houston, TX 77019	Assistant Secretary	None
Virginia N. Puzon 21650 Oxnard St. Woodland Hills, CA 91367	Assistant Secretary	None
Marjorie Washington	Assistant Secretary	None
(c)
Not applicable.
Item 33. Location of Accounts and Records.
State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian. It maintains books, records and accounts pursuant to the instructions of the Trust.
AIG Capital Services, Inc. (f/k/a SunAmerica Capital Services, Inc.) is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.
VALIC Retirement Services Company, 2929 Allen Parkway, Houston, Texas 77019, acts as transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Trust.
SunAmerica Asset Management, LLC is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302 and at 2919 Allen Parkway, Houston, Texas 77019.
AllianceBernstein L.P. is located at 1345 Avenue of the Americas, New York, New York, 10105.
BlackRock Investment Management, LLC is located at 1 University Square Drive, Princeton, New Jersey 08540-6455.
Brandywine Global Investment Management, LLC is located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104.
ClearBridge Investments, LLC is located at 620 Eighth Avenue, New York, New York 10018.
Dimensional Fund Advisors LP is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746.
Federated Investment Management Company is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779.
FIAM LLC (formerly, Pyramis Global Investors, LLC) is located at 900 Salem Street, Smithfield, Rhode Island 02917.
Franklin Advisory Services, LLC is located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078.
Franklin Mutual Advisers, LLC is located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078.

Goldman Sachs Asset Management International is located at River Court, 120 Fleet Street, London EC4A 288, United Kingdom.
Goldman Sachs Asset Management L.P. is located at 200 West Street, New York, New York 10282.
Invesco Advisers, Inc. is located at 1331 Spring Street, N.W., Atlanta, Georgia 30309.
J.P. Morgan Investment Management Inc. is located at 270 Park Avenue, New York, New York 10017.
Janus Capital Management, LLC is located at 151 Detroit Street, Denver, Colorado 80206.
Massachusetts Financial Services Company is located at 111 Huntington Avenue, Boston, Massachusetts 02199.
Morgan Stanley Investment Management Inc. is located at 522 Fifth Avenue, New York, New York 10036.
Morgan Stanley Investment Management Limited is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.
Pacific Investment Management Company LLC is located at 650 Newport Center Drive, Newport Beach, California 92660.
PineBridge Investments LLC is located at 399 Park Avenue, New York, New York 10022.
Putnam Investment Management, LLC is located at One Post Office Square, Boston, Massachusetts, 02109.
Research Affiliates is located at 620 Newport Center Drive, Suite 900, Newport Beach, California 92660.
Schroder Investment Management North America, Inc. is located at 875 Third Avenue, New York, New York 10022.
Schroder Investment Management North America Limited is located at 1 London Wall Place, London, United Kingdom EC2Y 5AU.
T. Rowe Price Associates, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.
T. Rowe Price International Limited is located at 60 Queen Victoria Street, London, United Kingdom EC4N 4TZ.
T. Rowe Price Investment Management, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.
Wellington Management Company LLP is located at 280 Congress Street, Boston, Massachusetts 02210.
Western Asset Management Company is located at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018.
Each of SunAmerica and the Subadvisers maintain the book, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.
Item 34. Management Services.
Inapplicable.
Item 35. Undertakings.
Inapplicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 131 to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and the State of New Jersey, on the 5th day of July, 2023.
SunAmerica Series Trust (Registrant)
By:	/s/ John T. Genoy
John T. Genoy President
Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 131 to the Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the date indicated:
	Signature	Title	Date
	/s/ John T. Genoy	President and Trustee (Principal Executive Officer)	July 5, 2023
John T. Genoy
	/s/ Gregory R. Kingston	Treasurer (Principal Financial and Accounting Officer)	July 5, 2023
Gregory R. Kingston
	*	Trustee and Chairman	July 5, 2023
Bruce G. Willison
	*	Trustee	July 5, 2023
Tracey C. Doi
	*	Trustee	July 5, 2023
Jane Jelenko
	*	Trustee	July 5, 2023
Charles H. Self III
	*	Trustee	July 5, 2023
Martha Willis
* By:	/s/ Jennifer Rogers		July 5, 2023
Jennifer Rogers Attorney-in-Fact
* Pursuant to Power of Attorney.